UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
_____________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
BRIGHTSPIRE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2022 Notice of Annual Meeting of
Stockholders and Proxy Statement

To the Stockholders of BrightSpire Capital, Inc.:
It is our pleasure to invite you to the 2022 annual meeting of stockholders (the “2022 Annual Meeting”) of BrightSpire Capital, Inc., a Maryland corporation (the “Company”). The 2022 Annual Meeting will be conducted virtually, via live audio webcast, on Thursday, May 5, 2022, beginning at 11:00 a.m., Eastern Time. You will be able to attend the virtual 2022 Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting https://web.lumiagm.com/219091430, using the passcode and control number as discussed in the enclosed Notice of Annual Meeting of Stockholders.
Details of the business expected to come before the 2022 Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy materials.
Your vote is important. Whether or not you intend to be present at the 2022 Annual Meeting via the live webcast, it is important that your shares be represented. Please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient, economic and environmentally friendly way to access the proxy materials and authorize a proxy to vote your shares. The proxy materials provide you with details on how to authorize a proxy by these methods. If you are the record holder of your shares and you attend the virtual 2022 Annual Meeting, you may withdraw your proxy and vote in person (virtually) if you so choose. Attendance alone will not revoke a previously authorized proxy.
We look forward to receiving your proxy and thank you for your continued support.

Sincerely,
Michael J. Mazzei
Chief Executive Officer
March 18, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 5, 2022
11:00 a.m., Eastern Time
Via Live Audio Webcast: https://web.lumiagm.com/219091430
Webcast Passcode: brightspire2022

TO THE STOCKHOLDERS OF BRIGHTSPIRE CAPITAL, INC.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) of BrightSpire Capital, Inc., a Maryland corporation, or the Company, will be held on Thursday, May 5, 2022, at the above time via live webcast to consider and vote upon the following proposals:

1.    Election of Directors: Elect six directors nominated by the Company’s Board of Directors, each to serve until the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;
2.    Advisory Vote on Executive Compensation: Approve (on a non-binding basis) compensation of our named executive officers as of December 31, 2021;
3.    Ratification of Appointment of Independent Registered Public Accounting Firm: Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
4.    Approval of the BrightSpire Capital, Inc. 2022 Equity Incentive Plan (the “2022 Plan”): Approve the 2022 Plan, including to authorize the issuance of an additional 10,000,000 shares of common stock as eligible securities to grant in accordance with the 2022 Plan; and
5.    Other Business: Transact any other business that may properly come before the 2022 Annual Meeting or any postponement or adjournment of the 2022 Annual Meeting.

RECORD DATE
You can vote if you are a stockholder of record at the close of business on March 18, 2022.

WEBCAST INSTRUCTIONS
To attend, vote and submit questions during the 2022 Annual Meeting visit the website address and passcode noted above and enter the unique 11-digit control number, which was included in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card. Instructions are also described in the accompanying Proxy Statement. Registered holders can also request their control number by emailing proxy@astfinancial.com, and beneficial holders (stockholders whose shares are registered in the name of a bank, broker, trustee or other nominee) can obtain their control number by emailing a valid legal proxy (which can be obtained as described below) to proxy@astfinancial.com. You are encouraged to access the meeting prior to the start time leaving ample time for the check in.

PROXY VOTING
Your vote is very important. Whether or not you plan to attend the virtual 2022 Annual Meeting via live webcast, you are encouraged to read the proxy statement and vote using the Internet or the designated toll-free telephone number or by requesting a printed copy of the proxy materials and returning by mail the proxy card you receive in response to your request as soon as possible to ensure that your shares are represented and voted at the 2022 Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you hold your shares through a broker or other custodian, please follow the instructions you received from the holder of record to vote your shares. Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, the Company's Proxy Statement and 2021 Annual Report to Stockholders are available online at www.proxyvote.com.

By Order of the Board of Directors,
DAVID A. PALAMÉ
General Counsel and Secretary

March 18, 2022
New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on
Thursday, May 5, 2022.
This proxy statement and our 2021 Annual Report are available at:
https://ir.brightspire.com/events-and-presentations/events or
http://www.astproxyportal.com/ast/BRSP

[THIS PAGE INTENTIONALLY LEFT BLANK]

Proxy Summary

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to the “Company,” “we,” “our” or “us” mean BrightSpire Capital, Inc., a Maryland corporation.
2022 ANNUAL MEETING

•    Date and Time: Thursday, May 5, 2022, at 11:00 a.m., Eastern Time
•    Place: Via live audio webcast at https://web.lumiagm.com/219091430; passcode: brightspire2022 (unique 11-digit control number required)
•    Voting: Only holders of record of the Company’s Class A common stock, $0.01 par value per share (the “common stock”), as of the close of business on March 18, 2022 (the “Record Date”) will be entitled to notice and to vote at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and any postponement or adjournment thereof. Each share of common stock entitles its holder to one vote.
•    Technical Support for the 2022 Annual Meeting: If you have difficulty accessing the virtual 2022 Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at https://web.lumiagm.com/219091430.
PROPOSALS AND BOARD RECOMMENDATIONS

PROPOSAL		BOARD RECOMMENDATION	FOR MORE INFORMATION
1	Election of Directors	FOR all nominees	Page 14
2	To approve (on a non-binding basis) the compensation of our named executive officers as of December 31, 2021	FOR	Page 46
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	Page 47
4	To approve the BrightSpire Capital, Inc. 2022 Equity Incentive Plan, including to authorize the issuance of 10,000,000 shares of common stock as eligible securities to grant in accordance with the plan	FOR	Page 50

Stockholders will also consider and vote upon any other matter that properly comes before the 2022 Annual Meeting or any postponement or adjournment thereof.

Proxy Summary

BOARD NOMINEES

The following table summarizes information about the six candidates who have been nominated by our Board of Directors (our “Board”) for election to our Board at the 2022 Annual Meeting. In 2021, our Board met on 6 occasions. All current directors attended at least 75% of the aggregate number of meetings of our Board and of all committees on which they served during fiscal year 2021.
The Company’s nominee board will be led by an Independent Chairperson, with independent board member representation of 83.3%.

	AGE (1)				COMMITTEE MEMBERSHIPS (2)
NAME		DIRECTOR SINCE	INDEPENDENCE STATUS	OCCUPATION	AC	CC	NCG
Catherine D. Rice (3)	62	2018	Yes	Private Investor; Former Senior Managing Director of W.P. Carey	M, E
Kim S. Diamond	57	2021	Yes	Former Founding Executive of Kroll Bond Rating Agency		M	M
Catherine Long	65	2021	Yes	Former Chief Financial Officer of Store Capital, Inc.	C, E		M
Vernon B. Schwartz	71	2018	Yes	Private Investor; Former Executive Vice President iStar	M, E	C
John E. Westerfield	63	2018	Yes	Chief Executive Officer of Mitsui Fudosan America, Inc.		M	C
Michael J. Mazzei	60	2020	No	Chief Executive Officer of BrightSpire Capital, Inc.
____________
(1)    As of March 18, 2022
(2)    Membership effective upon re-election at the 2022 Annual Meeting
(3)    Independent Chairperson

AC Audit Committee	CC Compensation Committee	NCG Nominating and Corporate Governance Committee
C Committee Chair	M Committee Member	E Audit Committee Financial Expert

Proxy Summary

HOW TO CAST YOUR VOTE OR AUTHORIZE A PROXY

We have provided three different methods for you to vote or authorize a proxy to vote your shares. Please see “About the Meeting (FAQs)” beginning on the next page for further information.

	How to Vote / Authorize a Proxy	Stockholder of Record (Shares registered in your name with American Stock Transfer & Trust Company)	Street Name Holders (Shares held through Broker, Bank or Other Nominee)
	Visit the applicable voting website and follow the on-screen instructions:	www.voteproxy.com	Refer to voting instruction form.
BY INTERNET USING A COMPUTER
	In the United States call: In foreign countries call:	1-800-proxies 1-718-921-8500	Refer to voting instruction form.
BY TELEPHONE
	Sign, date and return by mail:	Completed proxy card.	Refer to voting instruction form.
BY MAIL
For instructions on attending the virtual 2022 Annual Meeting, please see the notice of annual meeting and page 5 hereof
DURING THE VIRTUAL MEETING

About the Meeting (FAQs)

ABOUT THE MEETING (FAQS)
QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING
Why am I receiving this proxy statement?
This proxy statement contains information related to the solicitation of proxies for use at our 2022 Annual Meeting, to be held as a virtual meeting, via live webcast, at 11:00 a.m., Eastern Time, on Thursday, May 5, 2022, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by BrightSpire Capital, Inc. on behalf of our Board. This Proxy Statement will first be made available to stockholders on or about March 18, 2022. You are encouraged to monitor our investor relations website at https://ir.brightspire.com/ for updated information about the 2022 Annual Meeting.
Why didn't I automatically receive a paper copy of the Proxy Statement, proxy card and 2021 Annual Report to Stockholders (“Annual Report”)?
Pursuant to the U.S. Securities and Exchange Commission's (the "SEC") "notice and access" rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our stockholders that provides instructions on how to access our proxy materials on the Internet.
How can I receive electronic access to the proxy materials?
The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of the proxy materials by email.
In addition, stockholders may request to receive future proxy materials in printed form, by mail, or electronically by email, on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate it.
Who is entitled to vote at the 2022 Annual Meeting?
Only holders of record of our common stock at the close of business on March 18, 2022, the Record Date for the 2022 Annual Meeting, are entitled to receive notice of the 2022 Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting.
What are the voting rights of stockholders?
Holders of our common stock vote together on all proposals for consideration at the 2022 Annual Meeting. Each holder of our common stock outstanding on the Record Date is entitled to one vote per share on each proposal to be voted on.
Who can attend the 2022 Annual Meeting?
All holders of our common stock at the close of business on March 18, 2022, the Record Date for the 2022 Annual Meeting, or their duly appointed proxies, are authorized to participate in the 2022 Annual Meeting.
What will constitute a quorum at the 2022 Annual Meeting?
The presence at the meeting, in person (virtually) or by proxy, of holders of our common stock entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. We will include abstentions and broker non-votes in the calculation of the number of votes considered to be present and entitled to vote at the meeting for purposes of determining whether a quorum exists. Under applicable New York Stock Exchange (“NYSE”) rules (the exchange on which shares of our common stock are traded), brokers holding shares of our common stock for beneficial owners in nominee or “street name” must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner who do not receive voting instructions from the beneficial owner may not under the NYSE’s rules have discretionary voting power on non-routine matters. In these cases, if no specific voting instructions are provided by the beneficial owner, the broker may not vote on non-routine proposals. This results in what is known as a “broker non-vote.”
Broker non-votes may arise in the context of voting for the election of directors, the advisory vote regarding “say-on-pay” and the approval of the BrightSpire Capital, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) as described in this proxy statement, because such proposals are considered non-routine matters. Unless specific voting instructions are provided by the beneficial owner, the broker will be unable to vote for the election of directors, the “say-on-pay” proposal and on the approval of the 2022

About the Meeting (FAQs)
Plan. Accordingly, we urge stockholders who hold their shares through a broker or other nominee to provide voting instructions so that your shares of common stock may be voted on these proposals.
The ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 is a matter considered routine under applicable NYSE rules. A broker or other nominee may generally vote on routine matters and, therefore, no broker non-votes are expected to exist in connection with this proposal.
As of the Record Date, there were 129,633,136 shares of our common stock outstanding.
How do I vote shares that are held in my name?
If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you may vote by any of the following means:
•    Internet: You may vote by internet by visiting the applicable voting website and following the on-screen instructions.
•    Telephone: You may vote by telephone by calling 1-800-proxies in the United States and +1 (718) 921-8500 in foreign countries.
•    Mail: If you received printed materials and would like to vote by mail, you may vote by mail by completing and signing your proxy card and returning it in the enclosed, prepaid and addressed envelope.
•    In Person (Virtually) at the Annual Meeting: If you are a “stockholder of record,” you may participate in and vote your shares in person at the virtual meeting by visiting https://web.lumiagm.com/219091430; passcode: brightspire2022 (unique 11-digit control number required). To vote, you will need your control number included in your proxy materials, on the Proxy Notice, your proxy card, or if you received printed materials, on the instructions that accompanied your proxy materials. Please note that even if you plan to virtually attend the 2022 Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your voting in person (virtually) at the 2022 Annual Meeting will automatically result in the revocation of any previously submitted proxy.
How do I vote my shares that are held by my broker?
If your shares are held by a bank, broker, trustee or other nominee, you should follow the instructions provided to you by the bank or broker. Although most banks and brokers offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements and will be included in the voter instruction form. Alternatively, to participate in and vote your shares at the 2022 Annual Meeting, you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting, and you will be assigned a virtual control number in order to vote your shares during the 2022 Annual Meeting.
How are votes counted?
Proxies submitted properly by one of the methods discussed above and not subsequently revoked, will be voted as directed by you. If your properly signed proxy does not provide specific voting instructions, the persons designated as proxy holders on the proxy card will vote (1) “FOR” each nominee for director, (2) “FOR” the advisory approval of the resolution approving the compensation of our named executive officers as of December 31, 2021, (3) “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (4) “FOR” approval of the 2022 Plan, and as recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in such proxy holder’s own discretion.
May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy at any time before it is exercised by (i) filing with David A. Palamé, our General Counsel and Secretary, a notice of revocation or a duly executed proxy bearing a later date or (ii) attending the virtual meeting and voting in person. Attendance at the meeting alone will not act to revoke a prior proxy. Notices of revocation or later dated proxies should be sent to the following address: David A. Palamé, General Counsel and Secretary, BrightSpire Capital, Inc., 590 Madison Ave., 33rd Floor, New York, New York 10022.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses. We have retained D.F. King & Co., Inc. at an aggregate estimated cost of $10,500, plus out-of-pocket expenses, to assist in the solicitation of proxies.
How many votes are required to approve the proposals?
The affirmative vote of a majority of the total votes cast for and against such nominee at a meeting duly called and at which a quorum is present is required for the election of a director, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. For purposes of the foregoing, a majority of the votes cast means that the

About the Meeting (FAQs)
number of shares that are cast and are voted “for” the election of a director must exceed the number of shares that are cast and are voted “against” the election of a director. In any uncontested election of a director, any incumbent director who does not receive a majority of the votes cast with respect to the election of such director shall tender his or her resignation within three days after certification of the results, in accordance with the Company’s written corporate governance guidelines. For purposes of the election of directors, pursuant to our organizational documents and Maryland state law, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the advisory “say on pay” resolution regarding the compensation of our named executive officers. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the resolution must exceed the number of shares that are cast and are voted “against” the resolution. For purposes of the vote on this proposal, pursuant to our organizational documents and Maryland state law, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the resolution must exceed the number of shares that are cast and are voted “against” the resolution. For purposes of the vote on this proposal, pursuant to our organizational documents and Maryland state law, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the 2022 Plan, including authorizing the issuance of 10,000,000 shares of common stock as eligible securities to grant in accordance with the plan. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the resolution must exceed the number of shares that are cast and are voted “against” the resolution. For purposes of the vote on this proposal, pursuant to our organizational documents and Maryland state law, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
What are the Board’s recommendations?
The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•    Proposal 1: FOR the election of each of the nominees for director specified in this proxy statement;
•    Proposal 2: FOR the non-binding advisory approval of the resolution approving the compensation of our named executive officers as of December 31, 2021;
•    Proposal 3: FOR the ratification of the appointment of EY as our independent registered public accounting firm for 2022; and
•    Proposal 4: FOR approval of the 2022 Plan, including authorizing the issuance of 10,000,000 shares of common stock as eligible securities to grant in accordance with the plan.

Company Overview

COMPANY OVERVIEW
OUR BUSINESS

BrightSpire Capital, Inc. is a commercial real estate (“CRE”) credit real estate investment trust (“REIT”) focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be our primary investment strategy. The Company’s objective is to generate consistent and attractive risk-adjusted returns to its stockholders primarily through cash distributions and the preservation of invested capital. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.
The Company conducts all of its activities and holds substantially all of its assets and liabilities through BrightSpire Capital Operating Company, LLC (the “Operating Partnership”), a Delaware limited liability company. As of December 31, 2021, the Company owned 97.7% of the Operating Partnership, as its sole managing member. The remaining 2.3% is owned by a subsidiary of DigitalBridge Group, Inc. (“DigitalBridge”) as non-controlling interests.
We were organized in the state of Maryland on August 23, 2017 and maintain key offices in New York, New York and Los Angeles, California. The Company elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its taxable year ended December 31, 2018. We are organized and conduct our operations to qualify as a REIT and generally are not subject to U.S. federal income taxes on our taxable income to the extent that we annually distribute all of our taxable income to stockholders and maintain qualification as a REIT (although we are subject to U.S. federal income tax on income earned through our taxable subsidiaries). We also operate our business in a manner that will permit us to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended.
Our principal executive offices are located at 590 Madison Avenue, 33rd Floor, New York, NY 10022. Our telephone number is 1-212-547-2631, and our website address is www.brightspire.com.
THE INTERNALIZATION & HUMAN CAPITAL MANAGEMENT

On April 30, 2021, we completed the internalization of our management and operating functions and terminated our relationship with our prior external manager (the “Internalization”). In connection with closing the Internalization, we maintained management continuity and team expertise by hiring 45 full-time employees from an affiliate of our former manager, including our executive officers, who contributed substantially to our investment, portfolio management, servicing, financial reporting and related operations. Our executive management team and human resources partner oversee our human capital resources and employment practices to ensure that an asset as important as our employees are strategically integrated with our goals and business plans as a commercial real estate mortgage REIT.
Our executive team includes Michael J. Mazzei, Chief Executive Officer; Andrew E. Witt, President and Chief Operating Officer; Frank V. Saracino, Chief Financial Officer and Executive Vice President; and David A. Palamé, General Counsel, Secretary and Executive Vice President. On December 31, 2021, we had 55 employees, all of which are full-time employees. Our 55 employees are located throughout the United States as follows: 35 in New York, New York at our Headquarters, 17 in Los Angeles, California, one in Dallas, Texas, one in Atlanta, Georgia and one in Boston, Massachusetts. Prospectively, assuming re-election at the 2022 Annual Meeting, 50% of our Board of Directors will reflect gender diversity. In addition, following the Internalization of employees from our former external manager in 2021, the Company has successfully hired 11 new employees, including four women and five persons who identify as ethnically diverse. As a non-federal employer with less than 100 employees, the Company does not file an EEO-1 report.

Company Overview

Employee Matters and Culture
We are committed to maintaining a positive work environment in which employee accountability, growth, advancement, diversity, inclusion and equal employment opportunity are very important. We strive to recognize and reward noteworthy performance, evaluated through periodic (no less frequent than annual) reviews with each employee. We seek to attract and retain the most relevant and skilled employees by offering competitive compensation and benefits, including fixed and variable pay, including base salary, cash bonuses, equity-based compensation consistent with employee position and seniority, 401(k) matching and opportunities for merit-based increases.
We maintain policies that reinforce and enhance its commitment to high ethical standards, corporate governance and internal controls, to provide the best and most competitive service to our customers in order to enhance stockholder value. We promote a workplace that is free of harassment and discriminatory and retaliatory practices. In keeping with these priorities, we maintain an open-door policy for conflict management and require periodic (no less frequent than annual) interactive harassment prevention training for both managers and employees consistent with applicable state and local laws. We regularly re-evaluate our policies covering codes of ethics, corporate governance, disclosure controls, anti-discrimination, harassment, retaliation and related complaint procedures, insider trading, and related party transaction activity.
We maintain a co-employer partnership with Trinet (a professional employer organization). Trinet administers pay and other employment services, allowing us to maximize human resource administration and enhance the diversity and strength of benefits provided to employees. Through Trinet, employees have access to an extensive health and wellness platform, including live, personal and mental health counseling, family, financial and career planning resources, as well as a broad-based marketplace offering technology products, travel, entertainment, dining, fitness and other services at significantly discounted prices.
Our Commitment to Charity
We maintain a commitment to corporate giving to national and local associations in the communities in which we live and conduct business. We support certain charitable matching of contributions made by employees, encouraging a unified culture acting together. Our employees have recently teamed up to support Toys for Tots and will participate in charitable fundraising endeavors such as Cycle for Survival. Certain departments have worked together in volunteer efforts to give back to the community as well.
OUR INVESTMENT STRATEGY

Our objective is to generate consistent and attractive risk-adjusted returns to our stockholders. We seek to achieve this objective primarily through cash distributions and the preservation of invested capital. We believe our investment strategy provides flexibility through economic cycles to achieve attractive risk-adjusted returns. This approach is driven by a disciplined investment strategy, focused on:
➢    leveraging long standing relationships, our organization structure and the experience of the team;
➢    the underlying real estate and market dynamics to identify investments with attractive risk-return profiles;

Company Overview
➢    primarily originating and structuring CRE senior mortgage loans and selective investments in mezzanine loans and preferred equity with attractive return profiles relative to the underlying value and financial operating performance of the real estate collateral, given the strength and quality of the sponsorship;
➢    structuring transactions with a prudent amount of leverage, if any, given the risk of the underlying asset’s cash flows, attempting to match the structure and duration of the financing with the underlying asset’s cash flows, including through the use of hedges, as appropriate; and
➢    operating our net leased real estate investments and selectively pursuing new investments based on property location and purpose, tenant credit quality, market lease rates and potential appreciation of, and alternative uses for, the real estate.
The period for which we intend to hold our investments will vary depending on the type of asset, interest rates, investment performance, micro and macro real estate environment, capital markets and credit availability, among other factors. We generally expect to hold debt investments until the stated maturity and equity investments in accordance with each investment’s proposed business plan. We may sell all or a partial ownership interest in an investment before the end of the expected holding period if we believe that market conditions have maximized its value to us or the sale of the asset would otherwise be in the best interests of our stockholders.
Our investment strategy is flexible, enabling us to adapt to shifts in economic, real estate and capital market conditions and to exploit market inefficiencies. We may expand or change our investment strategy or target assets over time in response to opportunities available in different economic and capital market conditions. This flexibility in our investment strategy allows us to employ a customized, solutions-oriented approach, which we believe is attractive to borrowers and tenants. We believe that our diverse portfolio, our ability to originate, acquire and manage our target assets and the flexibility of our investment strategy positions us to capitalize on market inefficiencies and generate attractive long-term risk-adjusted returns for our stockholders through a variety of market conditions and economic cycles.
CORPORATE GOVERNANCE STRUCTURE & HIGHLIGHTS

The Company has adopted and maintains the following corporate governance features. The Board and management believe that having these additional stockholder-focused corporate governance elements emphases integrity, accountability and has the opportunity to enhance the Company’s business and value to stockholders.
➢    80%+ Majority Independent Directors.

As of the date hereof, the Company’s Board of directors is comprised of seven members, including our six independent directors, led by Catherine D. Rice, our Independent Chairperson, Vernon Schwartz, John Westerfield, Winston W. Wilson, Kim S. Diamond, Catherine F. Long and Michael J. Mazzei, the Company’s Chief Executive Officer. Ms. Diamond and Ms. Long were appointed to the Board of directors during 2021. Prospectively, we will have six directors assuming re-election at the 2022 Annual Meeting, five of whom are independent. As a result, the Company’s Board will reflect independent board membership of 83.3%. All of our NYSE-required Board committees consist solely of independent directors. Independent Directors meet regularly in executive session (separate from management).

➢ Independent Chairperson.
Catherine D. Rice serves, and upon re-election will continue to serve, as the Independent Chairperson of the Company. Our Independent Chairperson promotes the independence of the Board, oversees management and facilitates open discussion and communication among the independent directors and management.

Company Overview

➢ Board Diversification and Refreshment.
Importantly, since inception in 2018, gender and racial/ethnic diversity have been a priority of the Board. Assuming re-election at the 2022 Annual Meeting, 50% of the Board will be represented by female members. In addition, as set forth in the table below on page 15, our Board recognizes the benefits of multifaceted diversity, including the importance of having the right mix of skills, expertise, experience, fresh perspectives, and a commitment to continuously reviewing its capabilities.

➢ No Classified Board.
All of the Company’s directors stand for election annually.
➢ Majority Voting Standard for Election of Directors.
In uncontested elections, our Board will be elected by majority vote, with incumbent directors who are not re-elected being required to submit a resignation. A plurality voting standard will apply to contested elections.
➢ Stock Ownership Guidelines.
Pursuant to the Company’s stock ownership guidelines, ownership thresholds shall include: chief executive officer (5x base salary), other executive officers (3x base salary) and directors (5x annual cash retainer), subject to a 5-year grace period and which thresholds shall not count unexercised options or unearned performance awards.
➢ Clawback Policy.
The Company maintains a Clawback Policy with respect to recoupment of incentive payments.
➢ Independent Director Meetings.
Independent Directors meet regularly in executive session (separate from management).
➢ Anti-Hedging and Anti-Pledging Policy.
The Company adopted a robust policy on inside information and insider trading, to which all “covered persons” (as defined therein), including all directors and executive officers of the Company, are subject. In part, this policy strictly prohibits, at all times, the trading in call or put options involving the Company’s securities and other derivative securities; engaging in short sales of the Company’s securities; holding the Company’s securities in a margin account; all other hedging or monetization transactions related to the Company’s securities; and, except in limited circumstances, pledging the Company’s stock to secure margin or other loans.
➢ Separate Chairperson & CEO Leadership.
The roles of Chairperson and Chief Executive Officer are separate.
➢ Stockholder Right to Amend Company Bylaws.
The Company’s Fourth Amended and Restated Bylaws provide stockholders with the power, by the affirmative vote of a majority of all votes entitled to be cast, to adopt, alter or repeal any provision of such bylaws, and to make new bylaws, at a duly called annual meeting or special meeting of the stockholders and at which a quorum is present.
➢ Outside Advisor Guidance.
The Board and each committee have express authority to retain outside advisors, including (i) an independent compensation consultant to advise the Compensation Committee, and (ii) separate financial and legal advisors to represent the Special Committee.

Company Overview
➢ Compensation Review.
Independent Directors conduct an annual review of the CEO, other executive officers and Company performance.
➢ Board And Audit Committee Risk, Conflict & Cybersecurity Oversight.
The Board and Audit Committee engage in review and oversight of legal, risk, financial reporting, conflict management and cybersecurity systems and policies with the General Counsel and management on a periodic basis (no less frequently than quarterly). Policies subject to annual review and reaffirmation include: (i) Code of Business Conduct and Ethics; (ii) Code of Business Conduct and Ethics for Senior Financial Officers; (iii) Corporate Governance Guidelines; (iv) General IT and Security Policy; (v) Insider Trading Policy; (vi) Related Party Transaction Policy; (vii) Stock Ownership Policy; (viii) Clawback Policy; (ix) Auditor Hiring Policy; (x) Audit and Non-Audit Pre-Approval Policy; and (xi) Complaint Procedures for Accounting and Audit Matters.
CYBERSECURITY

BrightSpire Capital considers its information and information systems to be valuable and vital assets and must be protected as such. BrightSpire Capital maintains policies and supporting procedures designed to help ensure the security and confidentiality of its information and information systems to ensure that information and information systems are properly protected from a variety of threats such as error, fraud, embezzlement, sabotage, terrorism, extortion, industrial espionage, privacy violation, service interruption, and natural disaster. Information is protected according to its sensitivity, value, and criticality with particular focus given to protecting personal identifying information, unpublished financial results and other data deemed proprietary to the Company. All BrightSpire Capital employees and service providers prioritize protecting and otherwise managing Company information assets, and recognize that information security is an important part of the Company's business. Having recently internalized, the Company has focused on the following cybersecurity initiatives.
➢    Responsible Parties: The Company engaged a global leader in end-to-end technology solutions (the “BrightSpire IT Partner”) to advance and maintain a comprehensive cybersecurity program at BrightSpire Capital. We also hired a dedicated senior employee to lead IT oversight and functions, together with the Company’s Chief Financial Officer, General Counsel and aforementioned BrightSpire IT Partner. Benefits provided by the BrightSpire IT Partner include significant reduction in critical vulnerabilities, cost effective governance and risk services, current expertise/awareness to model, adapt to and mitigate new threats, leverage internal team resources to focus on business priorities, and effectively meet and manage evolving regulatory requirements in real time.
➢    Cybersecurity Program: The cybersecurity program includes: (i) implementation of hardware and software infrastructure; (ii) policies, processes and procedures (including network security, password and incident response policies); (iii) employee education, training and periodic testing; and (iv) assessments of internal resources and external vendors and systems.
➢    Cloud Services: The Company migrated all company data and communication services to a best-in-class cloud-based service provider, security systems and protected environment. Employees working from home connect through a virtual private network (VPN).
➢    Security First Approach: Our cloud-based systems take a security first approach, including: (i) Perimeter Security (firewalls, antivirus, malware); (ii) Network Security (secure remote access, network patch management); (iii) Application Security (patch management, multi-factor authentication); (iv) Endpoint Security (email security/encryption, web filtering & URL defense, mobile device management); and (v) Data Security.
No Breaches. Since inception in January 2018, BrightSpire Capital has not experienced any material cybersecurity or information security breaches and, accordingly, has not incurred any expenses due to information security breach penalties or settlements.
Cyber Liability Insurance. Through consultant driven data, analytics and peer benchmarking, the Company secured specific coverage to mitigate losses associated with cyber-attacks and other information security breaches, addressing both first-party and third-party losses from breach response, cyber extortion, data loss, business interruption, contingent business interruption, regulatory penalties, media liability, social engineering coverage, system failures and bricking/hardware replacement.
Cyber Systems Review. The BrightSpire IT Partner provides 24/7 oversight and services. Additionally, as part of the Company’s 2021 financial statement audit procedures, EY, our independent financial auditor, conducted high-level inquiries of the Company’s management to understand key elements of our information security and cyber security policies, including cyber and information security risk, how the Company actively monitors its financial systems and networks, educates its workforce and others with access to financial information and systems, and how the Company reports these considerations on an ongoing basis to management and to the Board of Directors. For 2021, the Company did not engage EY to provide a separate independent audit or certification of our information and cyber security programs or their overall maturity against industry standards.

Company Overview

COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG) INITIATIVES

The Company endeavors to conduct its commercial real estate lending and business practices in a manner informed and guided by the six Principles for Responsible Investment supported by the United Nations (the "PRI"). The six PRI provide a framework for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investor, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI within the investment industry; (5) work to enhance its effectiveness in implementing the PRI; and (6) report on its activities and progress toward implementing the PRI.
The Company aims to build a sustainable future by creating economic value, preserving resources and improving the communities in which we operate. Primarily focused on senior loan originations in a competitive commercial real estate finance environment, the Company is mindful that normative and positive screening of borrower, sponsor, partner, vendor and service provider commitment to ESG standards (including diversity, equity and inclusion, or DEI) may positively contribute to the credit, risk and performance profile of the Company’s investments.
As a result, the Company has implemented diligence and periodic review protocols of borrowers, sponsors, partners, vendors and service providers to (i) better understand counterparty commitments made to ESG initiatives and, (ii) in return, educate and highlight to counterparties the relevance of ESG initiatives to the Company. In addition, the Company’s investment and portfolio management teams (x) evaluate the extent that environmental and sustainability initiatives are implemented by our borrowers/sponsors and in our target loan assets and (y) report their findings in our investment committee materials.
Specifically, the Company is guided by the following goals:
➢    Diligence Priorities: Focus on sustainability certifications, energy management, air quality management, water and site management, natural and environmental concerns, and DEI policies, including governance codes of conduct (including anti-discrimination and harassment principles), unconscious bias and other training, and hiring, retention and leadership practices
➢    Efficiently Manage Resources: Integrate leading ESG practices throughout our operations while collaborating with service providers, tenants and communities
➢    Lead Transparently: Better understand counterparty commitment, measure and manage our business operations to improve environmental and financial performance
➢    Create a Positive Impact: Make a positive, lasting impact in our global communities by working to improve the health and well-being of our employees and supporting charitable activities, including through a commitment to diversity, equity and inclusion in hiring and engagement practices
➢    Invest Responsibly: Build a resilient portfolio that reduces risks and recognizes opportunities to preserve resources while enhancing economic value
The Company continues to develop and apply social, governance and DEI principles in its own business development, governance and hiring practices, as discussed above in The Internalization & Human Capital Management section on pages 7-8 and Corporate Governance Structure and Highlights section on pages 9-11. Furthermore, the Company’s headquarter office building in New York City, New York in the process of LEED (Leadership in Energy and Environmental Design) certification and our upcoming new office space in Century City, Los Angeles, California is LEED Certified Gold.
COVID-19 PROTOCOLS

Beginning in March 2020 our team effectively transitioned to a remote work environment due to COVID-19, with the staff fully supported by information technology resources available to us, including home office equipment. Our technology and cloud-based systems ensured a seamless transition and uncompromised access to all of our customer information. In October 2020, the team had the opportunity to voluntarily return to the office. In May 2021, we recommended a hybrid attendance model, with most employees working together at least two days a week, subject to individual and company-wide exceptions for health and safety needs. Throughout this extended period, we implemented and updated protocols in line with (and some more conservative than) the Centers for Disease Control and/or local recommendations to provide a safe work environment, including daily attestations prior to entering the office, mask wearing and physical distancing measures, protective workspace barriers, and encouraging vaccination. We will continue monitoring the COVID-19 pandemic and will adjust the hybrid attendance model, and related protocols, as appropriate.

Company Overview

STOCKHOLDER ENGAGEMENT

We value our stockholders' perspectives on our business and interact with stockholders through numerous engagement activities. These engagement activities, and the perspectives we learn, are informative and helpful to us in our ongoing efforts managing the business. Our (i) Internalization in April 2021, (ii) enhanced portfolio, asset-by-asset and risk ranking disclosures in our publicly filed periodic reports and (iii) simplified investment strategy focused primarily on smaller balance first mortgage loans, are each examples of strategic and/or business development efforts influenced by stockholder communications.
Our Investor Relations department is the contact point for stockholder interaction with the Company. For questions concerning Investor Relations, please call +1-310-829-5400 or e-mail us from the Contact Us/Email Alerts page of the “Shareholders” section available on our website at www.brightspire.com.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

Proposal No. 1: Election of Directors

PROPOSAL NO. 1:    Election Of Directors
Our Board currently consists of seven members. Based on the recommendation of the Nominating and Corporate Governance Committee, and mindful of Mr. Wilson retiring concurrent with the 2022 Annual Meeting to more fully pursue professional endeavors, our Board has unanimously recommended the Board be reduced to six members and that the following six persons be elected to serve on our Board from and after the 2022 Annual Meeting and until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified: Catherine D. Rice, Kim S. Diamond, Catherine Long, Vernon B. Schwartz, John E. Westerfield, and Michael J. Mazzei. Mses. Rice, Diamond and Long and Messrs. Schwartz, Westerfield and Mazzei are all current directors of the Company. In connection with the nomination and recommendation by the Board, the current terms served by Mr. Wilson will cease at the 2022 Annual Meeting and he will not continue as director of the Company following the meeting.
The Board recognizes the value of diversity in Board composition, including personal factors such as gender, race, ethnicity, as well as professional characteristics such as a director’s industry, area of expertise and geographic location, each as noted in further detail on page 15 below. Refreshment and new perspectives are a priority of the Board, as reflected in the appointments of Kim Diamond and Catherine Long in 2021. Moving ahead and with Mr. Wilson’s transition, the Board will continue to evaluate board composition, including new candidates of racial/ethnic diversity in the upcoming year.
Our Board has affirmatively determined that the following five director nominees are “independent” directors under the rules of the NYSE and under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”): Catherine D. Rice, Kim S. Diamond, Catherine Long, Vernon B. Schwartz, and John E. Westerfield. Upon election at the 2022 Annual Meeting, 83.3% of the Board will be represented by independent directors.
Our Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board, or the Board may, as permitted by our bylaws, decrease the size of our Board.
Vote Required and Recommendation
The affirmative vote of a majority of the total votes cast for and against each nominee for director at the meeting is required for the election of such nominee as a director. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs) – How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES IDENTIFIED ABOVE.

Board of Directors

BOARD OF DIRECTORS
The following sets forth certain information concerning our director nominees. The director nominees listed below are leaders in business as well as in the real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of accomplishments. Each director nominee has been nominated to stand for re-election in part because of his or her ability and willingness to evaluate and support the implementation of our strategies. The Nominating and Corporate Governance Committee recommended each director nominee to serve on the Board until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified.
The tables and biographies below address the diverse skills of each director nominee and includes each director nominee’s name, principal occupation, business history and certain other information, including the specific experience, qualifications, attributes and skills that led our Board to conclude that each such person should serve as a director of the Company.

					COMMITTEE
	AGE (1)	DIRECTOR	INDEPENDENCE		MEMBERSHIPS (2)
NAME		SINCE	STATUS	OCCUPATION	AC	CC	NCG
Catherine D. Rice (3)	62	2018	Yes	Private Investor; Former Senior Managing Director of W.P. Carey	M, E
Kim S. Diamond	57	2021	Yes	Former Founding Executive of Kroll Bond Rating Agency		M	M
Catherine Long	65	2021	Yes	Former Chief Financial Officer of Store Capital, Inc.	C, E		M
Vernon B. Schwartz	71	2018	Yes	Private Investor; Former Executive Vice President iStar	M, E	C
John E. Westerfield	63	2018	Yes	Chief Executive Officer of Mitsui Fudosan America, Inc.		M	C
Michael J. Mazzei	60	2020	No	Chief Executive Officer of BrightSpire Capital, Inc.
____________
(1)    As of March 18, 2022
(2)    Membership effective upon re-election
(3)    Independent Chairperson

AC Audit Committee	CC Compensation Committee	NCG Nominating and Corporate Governance Committee
C Committee Chair	M Committee Member	E Audit Committee Financial Expert

Board Of Directors Diversity Table

| | Catherine D. Rice | Kim S. Diamond | Catherine Long | Vernon B. Schwartz | John E. Westerfield | Michael J. Mazzei |
|---|---|---|---|---|---|---|
| Independent Director | ✓ | ✓ | ✓ | ✓ | ✓ | |
| Gender and/or Ethnic Diversity | ✓ | ✓ | ✓ | | | |
| BRSP Board Tenure | 4 | ~0.5 | ~0.5 | 4 | 4 | 2 |
| Business Leadership | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Public Company Executive/Manager | ✓ | | ✓ | ✓ | | ✓ |
| Director of Other Public Company/Filer | ✓ | | | ✓ | | ✓ |
| Corporate Governance | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Strategy & Operations | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| REIT/Real Estate | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Legal/Regulatory | ✓ | ✓ | ✓ | | | ✓ |
| Financial/Accounting | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Credit/ Risk Oversight | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Digital/ Technology /Cybersecurity | | ✓ | | | | |

Board of Directors

CATHERINE D. RICE Independent Chairperson Director since 2018
Catherine D. Rice. Catherine D. Rice is the Independent Chairperson of our Board of Directors. Ms. Rice has served as a director and audit committee member at Store Capital Corporation, a New York Stock Exchange publicly listed company (NYSE: STOR), since November 2017. Ms. Rice also has served as a director of RMG Acquisition Corporation III, a NASDAQ publicly listed company (NASDAQ: RMGCU), since its initial public offering in February 2021. Ms. Rice has over 30 years of experience in the real estate capital and investment markets and in the management and operation of public and private real estate companies.
From June 2015 to February 2016, Ms. Rice was Senior Managing Director of W.P. Carey Inc. (“W.P. Carey”), a New York Stock Exchange publicly listed company (NYSE: WPC), one of the largest public global net-lease REITs. Prior to that role, from March 2013 to June 2015, Ms. Rice was Managing Director and Chief Financial Officer of W.P. Carey. While at W.P.Carey, Ms. Rice completed a comprehensive reorganization of the finance, accounting, and IT functions as well as the development of the investor relations and capital markets areas to facilitate the company’s growth plan. She was responsible for financial strategy, public capital-raising initiatives and company-wide strategic evaluation, and was also a member of the operating and investment committees.
Prior to joining W.P. Carey, Ms. Rice was a partner and a Managing Director at Parmenter Realty Partners, a private real estate investment firm focused on distressed and value-add properties in the southern regions of the U.S. Her responsibilities included both capital raising and investing for the firm’s fourth fund. Prior to that, Ms. Rice was the Chief Financial Officer of iStar Inc. (“iStar”) (NYSE: STAR), a publicly traded finance company focused on the commercial real estate industry, where she was responsible for financial strategy and capital-raising initiatives, financial reporting and investor relations.
Ms. Rice spent the first 16 years of her career as a professional in the real estate investment banking groups of Merrill Lynch, Lehman Brothers and Banc of America Securities. During her career as an investment banker, she was involved in numerous capital-raising and strategic advisory transactions, including REIT IPOs, public and private debt and equity offerings, mergers and acquisitions, leveraged buyouts, and asset and corporate acquisitions and dispositions.
Ms. Rice received a Bachelor of Arts degree from the University of Colorado and a Master of Business Administration from Columbia University.
Consideration for Ms. Rice's Recommendation: Ms. Rice’s extensive real estate and capital markets experience, her recent leadership as a chief financial officer of real estate and finance focused publicly listed companies, as well as her current and past service on the boards of real estate investment trusts and other real estate-based organizations, highlights her value to continue serving as an independent director and Chairperson of the Company.

Board of Directors

KIM S. DIAMOND Independent Director Director since 2021
Kim S. Diamond. Kim S. Diamond is an independent director of the Company. Ms. Diamond has over 30 years of experience in the commercial real estate capital and structured finance debt capital markets industries.
Prior to becoming a board member, Ms. Diamond was a Founding Principal and Head of Structuring and Credit at Crescit Capital Strategies (Crescit), a middle-market, commercial real estate debt fund from July 2017 until August 2021.
Before joining Crescit, Ms. Diamond was a Founding Executive and Senior Managing Director at Kroll Bond Rating Agency, Inc. (KBRA). As a member of the KBRA executive team, Ms. Diamond played a pivotal role in the establishment, growth and ultimate sale of the start-up ratings firm. In addition to running all aspects of KBRA’s Structured Finance Ratings group, Kim was a member of the firm’s policy committee.
Prior to joining KBRA, Ms. Diamond was a Managing Director at Standard and Poor’s (S&P). As an early member of S&P’s CMBS group, Ms. Diamond participated with other industry veterans in developing the standards and criteria that became the foundation for the US CMBS business. Ms. Diamond served as Practice Leader of S&P’s US Commercial Mortgage Ratings Group and also helped develop S&P’s International CMBS and other Structured Finance efforts via short term management positions in the firm’s Melbourne, Australia and London, England offices. Ms. Diamond also served as the Interim Head of Structured Finance Ratings for S&P’s Asia/Pacific region in Tokyo, Japan.
Ms. Diamond has served on the Board of Governors of the Commercial Real Estate Finance Council (CREFC), where she held positions as Programming Chair, Membership Chair and Treasurer and has been a recipient of the trade association’s prestigious Founder’s Award. She has also served on the Commercial Board of Governors (COMBOG) for the Mortgage Bankers Association (MBA).
Ms. Diamond currently serves as an advisory board member of Ai SPARK, a start-up commercial real estate fintech firm and is an adjunct professor at New York University’s School of Professional Studies Schack Institute of Real Estate.
Ms. Diamond received a Bachelor of Arts degree from Cornell University and a Master of Business Administration from Columbia University.
Consideration for Ms. Diamond's Recommendation: Ms. Diamond’s extensive knowledge of commercial real estate credit, structured finance and risk management and oversight, her executive leadership and founding role in real estate related organizations, together presents a distinguishable skill set and positions her strongly to continue forward as an independent director of the Company.

Board of Directors

CATHERINE LONG Independent Director Director since 2021
Catherine Long. Catherine Long is an independent director of the Company. Ms. Long has over 30 years of accounting, operating and financial management expertise.
Most recently, Ms. Long was one of the founders of STORE Capital Corporation (NYSE: STOR), an internally managed net-lease real estate investment trust formed in 2011 to focus on single tenant operational real estate of middle market companies across the United States. Ms. Long served as STORE’s Executive Vice President – Chief Financial Officer, Treasurer and Assistant Secretary from its inception in May 2011 until November 2021. As Chief Financial Officer, her responsibilities included financial planning, asset-liability management, treasury, accounting and controls, and serving on STORE’s executive investment committee.
Prior to co-founding STORE, Ms. Long was Chief Financial Officer, Senior Vice President and Treasurer of Spirit from its inception in August 2003 to February 2010. Prior to Spirit, Ms. Long served in various capacities with FFCA and its successor, GE Capital Franchise Finance. Ms. Long was also FFCA’s Principal Accounting Officer and actively participated in FFCA’s real estate limited partnership rollup, as well as numerous securitization transactions and business combinations. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona.
Ms. Long was named CFO of the Year in 2008 by the Arizona chapter of Financial Executives International. From December 2019 to November 2021, Ms. Long served on the board of directors and audit committee of Oaktree Real Estate Income Trust, Inc., a non-traded, externally-managed REIT, formed to invest in income-producing commercial real estate assets and debt, primarily in the office, multifamily and industrial sectors. She received a B.S. degree in accounting with high honors from Southern Illinois University and has been a certified public accountant since 1980.
Consideration for Ms. Long's Recommendation: Ms. Long’s career has been highlighted by a longstanding commitment to financial management, accounting and operating discipline and expertise, including as a founder and chief financial officer of a New York Stock Exchange publicly traded real estate investment trust for the last 10+ years. With this prior financial expertise and executive experience in the real estate industry, Ms. Long is recommended to serve as an independent director of the Company.

Board of Directors

VERNON B. SCHWARTZ Independent Director Director since 2018
Vernon B. Schwartz. Vernon B. Schwartz is an independent director of the Company. Mr. Schwartz was an independent director of NorthStar Real Estate Income Trust, Inc. and a member of its Audit Committee, positions he held between March 2016 and January 2018. Mr. Schwartz served as Executive Vice President at iStar from 2005 to February 2017, where he was responsible for managing a portfolio of real estate investments, including iStar’s condominium portfolio and its European assets. He has also served as President of AutoStar, iStar’s platform focused on the auto dealership market.
Mr. Schwartz has been active in real estate investment and development for almost 30 years. Previously, Mr. Schwartz was a founding partner and Chief Executive Officer of Falcon Financial, the predecessor of AutoStar before it was acquired by iStar in 2005. Prior to forming Falcon Financial, Mr. Schwartz was the Chief Executive Officer of Soros Real Estate Advisors, the advisor to Quantum Realty Partners, an offshore real estate investment fund sponsored by George Soros and Paul Reichmann. Mr. Schwartz previously served as Chairman, President and Chief Executive Officer of Catellus Development Corporation, the largest private landowner in the state of California, and also held executive positions at both Bank of Montreal and The Hahn Company, a developer, owner and operator of regional shopping centers.
Mr. Schwartz has a Bachelor of Commerce degree in Economics and a Master of Business Administration from the University of the Witwatersrand in Johannesburg, South Africa.
Consideration for Mr. Schwartz's Recommendation: Mr. Schwartz’s strengths include his knowledge of the real estate investment and finance industries, including his extensive experience in real estate development and portfolio management, both domestically and internationally. With prior executive experience for real estate related companies and board service for a predecessor of the Company, Mr. Schwartz is recommended to serve as an independent director of the Company.

Board of Directors

JOHN E. WESTERFIELD Independent Director Director since 2018
John E. Westerfield. John E. Westerfield is an independent director of the Company. Mr. Westerfield serves as Chief Executive Officer of Mitsui Fudosan America, Inc. (“MFA”) and is a member of MFA’s Board of Directors. MFA is the U.S. subsidiary of Mitsui Fudosan Group, a publicly listed real estate company in Japan. Mr. Westerfield was appointed Chief Executive Officer of MFA in April 2015 after serving as Senior Advisor to MFA’s Board of Directors from 2012 to 2015.
Mr. Westerfield spent the majority of his career as a managing director at Morgan Stanley, having joined the firm in 1985 upon graduation from business school. At Morgan Stanley, Mr. Westerfield worked in numerous roles in investment banking, fixed income and investment management, all with a specialization in commercial real estate finance and investment. In his last role at Morgan Stanley, Mr. Westerfield had responsibility for the firm’s global commercial mortgage finance business. Upon retirement from Morgan Stanley in June 2008, Mr. Westerfield formed and managed Braddock Capital Management LLC, a private company which invested in REITs and commercial real estate related assets, including various office, industrial, multi-family rental and condominium development projects, primarily in the New York area.
Mr. Westerfield received a Master of Business Administration from Harvard Business School in 1985 and a Bachelor of Arts in Government from Dartmouth College in 1981.
Consideration for Mr. Westerfield’s Recommendation: Mr. Westerfield's extensive knowledge of commercial real estate finance and investment, continuing leadership as a chief executive officer of a prominent U.S. focused real estate investment business, and expertise in strategic business planning and investment strategy, highlight attributes qualifying him to serve as an independent director of the Company.

Board of Directors

MICHAEL J. MAZZEI Director (Executive) Director since 2020
Michael J. Mazzei. Michael J. Mazzei is the Company's Chief Executive Officer and a member of our Board of Directors. Since April 2020, Mr. Mazzei has leads and oversees our operations, including investment and credit risk, capital raising and relationship management activities among stockholders, clients, partners, financing counterparties, research analysts and rating agencies.
Mr. Mazzei served as a member of the board of directors of Ladder Capital Corp from June 2017 through March 2020. Previously, Mr. Mazzei served as President of Ladder Capital from June 2012 through June 2017. From September 2009 to June 2012, Mr. Mazzei served as Global Head of the CMBS and Bank Loan Syndication Group at Bank of America Merrill Lynch.
Prior to that, Mr. Mazzei served as Co-Head of CMBS and Commercial Real Estate Debt Markets at Barclays Capital from March 2004 to June 2009. Prior to Barclays Capital, Mr. Mazzei spent 20 years at Lehman Brothers, including 18 years in commercial real estate finance-related functions. Having started in commercial mortgage trading in 1984, Mr. Mazzei became the head of CMBS in 1991 and served as the Co-Head of Global Real Estate Investment Banking from March 2002 to February 2004.
Mr. Mazzei received a B.S. from Baruch College and a J.D. from St. John’s University School of Law, and is a graduate of the New York University Real Estate Institute.
Consideration for Mr. Mazzei’s Recommendation: Mr. Mazzei’s over 35 years of experience in commercial real estate finance and having served as executive officer, director and in other senior leadership positions at a series of commercial real estate financing and banking institutions qualify him to serve as a director of the Company.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES IDENTIFIED ABOVE.

Executive Officers

EXECUTIVE OFFICERS

The following sets forth certain information concerning our executive officers. Our executive officers are appointed annually by our Board.

NAME	AGE (1)	POSITION
Michael J. Mazzei	60	Chief Executive Officer
Andrew E. Witt	43	President & Chief Operating Officer
Frank V. Saracino	55	Chief Financial Officer, Treasurer and Executive Vice President
David A. Palamé	44	General Counsel, Secretary and Executive Vice President
____________
(1)    As of March 18, 2022
Michael J. Mazzei. See biography in “Board of Directors” above.
Andrew E. Witt. Andrew E. Witt is our President and Chief Operating Officer, leading our business, investment management and operations capacities since 2019. From May 2020 to May 2021, Mr. Witt served as a member of our Board of Directors. From February 2020 until his appointment as Chief Operating Officer in April 2020, Mr. Witt served as our Interim President and Chief Executive Officer.
Previously, Mr. Witt served as Managing Director and Chief Operating Officer of Global Credit at Colony Capital, Inc. until April 2021. In his roles at Colony Capital, Mr. Witt primarily focused on credit related operations and initiatives, including product development, investor relations and marketing of private offerings globally. Prior to taking on this most recent role, he served as an investment professional responsible for the identification, evaluation, and consummation of real estate related investments. Mr. Witt also served as an Executive Vice President of Colony American Homes where he was responsible for overseeing investments in single family residential property which culminated in the acquisition of nearly 20,000 homes.
Prior to joining the Colony Capital business in 2007, Mr. Witt founded and managed a business in the industrial medicine sector. Mr. Witt received his Master of Business Administration from the University of Southern California and Bachelor of Arts in International Relations with a focus on International Economics from Stanford University. Mr. Witt was also a member of the 2000 U.S. Men’s Volleyball Olympic Team.
Frank V. Saracino. Frank V. Saracino serves as our Chief Financial Officer, Treasurer and Executive Vice President. Previously, he served as our Chief Accounting Officer between November 2018 and December 2020.
Previously, Mr. Saracino served as Managing Director at Colony Capital, Inc. until April 2021, where he was responsible for the financial accounting and reporting for certain Colony Capital managed real estate investment trusts and vehicles as Chief Financial Officer, which he had performed since August 2015.
Prior to joining a predecessor of the Colony business in 2015, Mr. Saracino was a Managing Director with Prospect Capital Corporation where he served from inception as Chief Financial Officer of its real estate investment trust subsidiaries and registered closed-end investment companies. From 2008 to 2012, Mr. Saracino was a Managing Director and America’s co-head of finance at Macquarie Group, and 2004 to 2008 he was Chief Accounting Officer of eSpeed, Inc., a publicly-traded subsidiary of Cantor Fitzgerald.
Mr. Saracino started his career at Coopers & Lybrand during which period he earned a CPA, and subsequently worked in corporate finance at Deutsche Bank. Mr. Saracino holds a Bachelor of Science degree from Syracuse University.
David A. Palamé. David Palamé is General Counsel and Secretary at the Company, having served in such capacity since the Company’s inception in January 2018. Mr. Palamé is responsible for legal, administrative, regulatory and compliance activities, corporate secretarial and other support for the Company’s business. Mr. Palamé also serves as Executive Vice President of the Company and the chief compliance officer of the Company’s registered investment advisor, BrightSpire Capital Advisors, LLC.
Previously, Mr. Palamé served as Managing Director, Deputy General Counsel of Colony Capital, Inc. until April 2021, where he was responsible for global legal, private capital formation, investment allocation and support for the Colony Capital business. Prior to joining the Colony Capital business in 2007, Mr. Palamé was an associate with the law firm of Sullivan & Cromwell LLP and previously served as a law clerk to the Honorable William J. Rea, United States District Court for the Central District of California at Los Angeles.
Mr. Palamé received a Bachelor of Arts degree from the State University of New York at Buffalo and a Juris Doctor degree from the University of Pennsylvania Law School, where he served on the board of officers of the University of Pennsylvania Law Review.

Corporate Governance

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE GUIDELINES, CODES OF ETHICS AND COMMITTEE CHARTERS
We are committed to strong corporate governance practices and, as such, we have adopted our Corporate Governance Guidelines and Codes of Ethics discussed below to enhance our corporate governance effectiveness. Our Board maintains charters for all Board committees. These guidelines, codes and our committee charters are available on our website at www.brightspire.com under the heading “Shareholders—Corporate Governance.” You can also receive a copy of our Corporate Governance Guidelines and Codes of Ethics, without charge, by writing to the General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022.
Our Corporate Governance Guidelines are designed to assist our Board in exercising its responsibilities. Our Corporate Governance Guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. Our Code of Business Conduct and Ethics relates to the conduct of our business by our employees, officers and directors. We seek to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those related to doing business outside the United States. Our Code of Business Conduct and Ethics is designed to avoid situations in which personal interests’ conflict, or have the appearance of conflicting, with those of the Company. Among other things, our Code of Business Conduct and Ethics prohibits our directors, executive officers and employees, among other persons (“covered persons”), from providing gifts, meals or anything of value to government officials or employees or members of their families in connection with our business without prior written approval from the Company’s General Counsel or Chief Executive Officer. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer and other senior financial and accounting officers of the Company performing similar functions who have been identified by the Chief Executive Officer from time to time. Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by the Audit Committee or another committee of the Board of Directors comprised solely of independent directors or a majority of independent directors. We will disclose on our website any amendments to our Corporate Governance Guidelines, Codes of Ethics or committee charters or waivers from our Codes of Ethics applicable to any of our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.
DIRECTOR INDEPENDENCE
Of our six directors being nominated for re-election by our Board, our Board has affirmatively determined that Mses. Rice, Diamond and Long and Messrs. Schwartz and Westerfield are independent under the NYSE rules and under applicable rules of the SEC. In determining director independence, our Board reviewed, among other things, any transactions or relationships that currently exist or that have existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors, independent auditors or members of senior management. In particular, our Board reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests under the NYSE rules for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.
BOARD LEADERSHIP STRUCTURE
Our Board believes it is important to select its Chairperson and the Company’s Chief Executive Officer in the manner it considers to be in the best interests of the Company at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues the Company faces, and are therefore in the best position to evaluate the needs of the Company and how best to organize the Company’s leadership structure to meet those needs.
After careful consideration, our Board believes that the most effective leadership structure for the Company at this time is to maintain separate the roles of Chairperson and Chief Executive Officer. Currently, Ms. Catherine D. Rice serves as our Chairperson and Mr. Mazzei serves as our Chief Executive Officer.
The Nominating & Corporate Governance Committee and Board have nominated Ms. Rice to continue to serve as Independent Chairperson upon re-election at the 2022 Annual Meeting, and believes we will benefit from her independence, experience, knowledge, leadership and vision. Our Board believes that having Mr. Mazzei as Chief Executive Officer, with over 35 years of experience in commercial real estate finance and having served as executive officer, director and in other senior leadership positions at a series of commercial real estate financing and banking institutions, best serves the interests of the Company. Our Board periodically evaluates the Company’s leadership structure and will periodically evaluate the Chairperson and Chief Executive Officer positions, including determining whether the separate roles continue to serve the best interests of the Company.

Corporate Governance

INDEPENDENT CHAIRPERSON
To promote the independence of our Board and appropriate oversight of management, Ms. Rice has served as Independent Chairperson since May 2021 to facilitate free and open discussion and communication among the independent directors of our Board and management. The Nominating & Corporate Governance Committee and Board has nominated Ms. Rice to serve as Independent Chairperson of the Company upon re-election. Since inception in January 2018 until May 2021, Ms. Rice previously served as lead independent director. The Independent Chairperson shall handle comprehensive responsibilities leading the Board as well as preside at all executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our Independent Chairperson or any of our other independent directors. In 2021, our independent directors met six (6) times in executive session without management present following Board and/or committee meetings and met outside of regularly scheduled Board and committee meetings on certain occasions. If applicable, our Independent Chairperson will discuss issues that arise during those meetings with our Chief Executive Officer. Our Independent Chairperson also discusses Board meeting agendas with our Secretary and may request the inclusion of additional agenda items for meetings of our Board. Since establishing the Independent Chairperson role, the Company will not maintain a separate additional lead independent director role.
BOARD’S ROLE IN RISK OVERSIGHT
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face (including, but not limited to, legal, regulatory and cybersecurity risks), implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk, risk ratings and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board, as a whole and through its committees, has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks. Our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board and/or committee meetings. Members of our management team generally attend all Board meetings and are readily available to our Board to address any questions or concerns raised by our Board on risk management and any other matters.
Our Audit Committee assists the Board’s oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. In addition, the Audit Committee has established and maintains procedures for the receipt of complaints and submissions of concerns regarding accounting and auditing matters. Pursuant to its charter, the Audit Committee also considers our policies with respect to financial reporting risk assessment and risk management.
In addition, the Compensation Committee also ensures that compensation plans are designed with an appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage excessive or unnecessary risk-taking behavior.
VOTING STANDARD FOR ELECTION OF DIRECTORS
Our bylaws provide that, in any uncontested election of directors, a director nominee will be elected by a majority of all of the votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. If in any uncontested election of directors an incumbent director does not receive a majority of the votes cast by stockholders entitled to vote with respect to the election of that director, our Corporate Governance Guidelines require such director to tender his or her resignation within three days after certification of the results. To the extent that one or more directors’ resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board. In any contested election of directors, directors will be elected by a plurality of votes cast at a meeting of stockholders.
DIRECTORS OFFER OF RESIGNATION POLICY
Our Corporate Governance Guidelines provide that, whenever a member of the Board (i) accepts a position with a company that is competitive to the business(es) then engaged in by the Company or (ii) violates the Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines or any other Company policy applicable to the members of the Board from time to time, he or she shall offer his or her resignation to the Nominating and Corporate Governance Committee. The director shall be expected to act in accordance with the Nominating and Corporate Governance Committee’s recommendation in this regard.
DIRECTOR NOMINATION PROCEDURES
The Board has adopted the charter of the Nominating and Corporate Governance Committee that sets forth the criteria to be used for considering potential director candidates. The criteria further the Nominating and Corporate Governance Committee’s

Corporate Governance
goal of ensuring that our Board consists of a diversified group of qualified individuals that function effectively as a group. The policy provides that qualifications and credentials for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must have the highest personal and professional integrity, a demonstrated exceptional ability and judgment and an ability to be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders.
In addition to the aforementioned qualifications, the Nominating and Corporate Governance Committee shall assess the nominee’s independence and may consider, among other things, the following, all in the context of an assessment of the perceived needs of the Board at that time:
➢    diversity, age, background, skill and experience;
➢    personal qualities, high ethical standards and characteristics, accomplishments and reputation in the business community;
➢    knowledge and contacts in the communities in which the Company conducts business and in the Company’s industry or other industries relevant to the Company’s business;
➢    ability and willingness to devote sufficient time to serve on the Board and committees of the Board;
➢    knowledge and expertise in various areas deemed appropriate by the Board; and
➢    fit of the individual’s skills, experience and personality with those of other directors in maintaining an effective, collegial and responsive Board.
The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) Nominating and Corporate Governance Committee members, (b) other members of the Board and (c) stockholders of the Company. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms as it deems necessary or appropriate in its sole discretion, including any search firm to assist in the identification of qualified director candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified director candidates.
COMMUNICATIONS WITH OUR BOARD
Our Board has established a process to receive communications from interested parties, including stockholders. Interested parties may contact the Independent Chairperson or any other member or all members of our Board by writing to any of them at c/o General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022. All such communications received by the office of our General Counsel will be opened solely for the purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). The Independent Chairperson will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board.
POLICY FOR REVIEW OF RELATED PERSON TRANSACTIONS
Pursuant to our Audit Committee’s charter, our Audit Committee must review reports and disclosures of related party transactions and consider any potential conflicts of interest involving our executive officers or any member of our Board. The Audit Committee must review and consider for approval any related party transaction between us and any executive officer or director. When reviewing and evaluating a related party transaction, our Audit Committee may consider, among other things, any effect a transaction may have upon a director’s independence, whether the transaction involves terms and conditions that are no less favorable to us than those that could be obtained in a transaction between us and an unrelated third party and the nature of any director’s or officer’s involvement in the transaction. In the event any such related party transaction involves a member of the Audit Committee, the transaction must be approved by a majority of the disinterested members of the Audit Committee.
To facilitate our Audit Committee’s review of related party transactions, on an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer or any member of his or her immediate family, has an interest. In addition, pursuant to our Code of Business Conduct and Ethics, all potential conflict of interest situations, including related party transactions, must be disclosed to our General Counsel. To the extent any such potential conflict of interest disclosed to our General Counsel is a proposed related party transaction, the General Counsel will communicate such conflict and the proposed transaction to the Audit Committee. Further, our General Counsel will notify the members of our Audit Committee promptly of any material changes to previously approved or conditionally approved related party transactions.
See “Certain Relationships and Related Transactions” for a description of our related party and certain other transactions.

Corporate Governance

POLICY ON HEDGING AND PLEDGING OF COMPANY SECURITIES
Pursuant to our Policy on Inside Information and Insider Trading, our directors and employees, including our named executive officers, are prohibited from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; (iv) other hedging or monetization transactions related to the Company’s securities, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (v) pledging our securities to secure margins or other loans, subject to limited exceptions.

Information About Our Board of Directors and Its Committees

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES
Our Board met on six (6) occasions, where all directors attended at least 75% of the aggregate number of meetings of our Board and of all committees on which they served during fiscal year 2021.
Pursuant to our Corporate Governance Guidelines, members of our Board are expected to attend our annual meetings of stockholders. All of our current directors attended the virtual 2021 annual meeting of stockholders, by live webcast.
Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee as standing committees. Each of these standing committees has adopted a committee charter, which is available on our website at www.brightspire.com under the heading “Shareholders—Corporate Governance” or by writing to the General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022 to request a copy, without charge. In 2019, the Board also appointed a Special Committee to consider the Internalization of management, which culminated in April 2021 as described further below. Each committee of our Board is composed exclusively of independent directors, as defined by the NYSE listing standards and Section 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The following table shows the current membership of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee:

NOMINATING AND
CORPORATE
				COMPENSATION COMMITTEE		GOVERNANCE
			AUDIT COMMITTEE			COMMITTEE
INDEPENDENT
DIRECTOR
Catherine D. Rice (1)			M, E		M	M
Catherine Long (2)			M, E
Vernon B. Schwartz			M		C	M
John E. Westerfield			M		M	C
Winston W. Wilson (2)			C, E		M	M
NUMBER OF MEETINGS HELD IN 2021			5		6	6
C	Committee Chair	M	Committee Member	E	Audit Committee Financial Expert
(1) Independent Chairperson
(2) Ms. Long shall serve as Chair of the Audit Committee upon re-election at the 2022 Annual Meeting. Mr. Wilson will retire as a member of the Board and committees upon completing his annual term of service ending concurrent with the 2022 Annual Meeting.

AUDIT COMMITTEE
The principal purpose of the Audit Committee is to assist the Board in the oversight of:
➢    our accounting and financial reporting processes;
➢    the integrity of our consolidated financial statements and financial reporting process;
➢    our systems of disclosure controls and procedures and internal control over financial reporting;
➢    our compliance with financial, legal and regulatory requirements and our ethics program;
➢    the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
➢    the performance of our internal audit function; and
➢    the Company’s overall risk profile and risk management practices.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors and is also responsible for reviewing with our independent auditors any audit problems or difficulties they encounter in the course of their audit work. The Audit Committee is also charged with the tasks of reviewing our financial statements, any significant financial reporting issues and any major issues as to the adequacy of internal control with management and our independent auditors.
Our Audit Committee’s written charter requires that all members of the committee must satisfy the requirements of the NYSE, the rules and regulations of the SEC and applicable laws relating to independence, financial literacy and experience. All of the members of the Audit Committee meet the foregoing requirements. The Board has determined that Winston W. Wilson is an “audit committee financial expert” as defined by the rules and regulations of the SEC. The Board has determined that Catherine Long, Catherine D. Rice and Vernon B. Schwartz are each an “audit committee financial expert” as defined by the

Information About Our Board of Directors and Its Committees
rules and regulations of the SEC. For information about Ms. Long’s experience, who shall serve as Audit Committee Chairperson upon re-election at the 2022 Annual Meeting, see “Board of Directors” above.
During 2021, the Audit Committee met five (5) times, including by telephone (if applicable), and each member of such Audit Committee attended at least 75% of the aggregate number of such meetings.
NOMINATING & CORPORATE GOVERNANCE COMMITTEE
The principal purposes of the Nominating and Corporate Governance Committee are to:
➢    identify and recommend to the full Board qualified candidates for election as directors and recommend nominees for election as directors at the annual meeting of stockholders;
➢    develop and recommend to the Board corporate governance guidelines and implement and monitor such guidelines;
➢    review and make recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;
➢    recommend to the Board nominees for each committee of the Board;
➢    annually facilitate the assessment of the Board’s performance as a whole and of individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and
➢    oversee the Board’s evaluation of management.
During 2021, the Nominating and Corporate Governance Committee met six (6) times, including by telephone (if applicable), and each member of such Nominating and Corporate Governance Committee attended at least 75% of the aggregate number of such meetings.
COMPENSATION COMMITTEE
The principal purposes of the Compensation Committee are to:
➢    prior to Internalization, oversee the Manager and the management fees and other compensation payable to the Manager;
➢    review and approve on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluate our Chief Executive Officer’s performance in light of such goals and objectives and determine and approve the compensation of our Chief Executive Officer based on such evaluation;
➢    review and approve the compensation, if any, of all of our executive officers, including our “named executive officers”;
➢    implement and administer our incentive compensation equity-based remuneration plans, including the Company’s 2018 Equity Incentive Plan (the “2018 Plan”);
➢    oversee and assist management in preparing the compensation disclosure and analysis for inclusion in our proxy statement and/or annual report;
➢    prepare and submit a report on executive compensation to be included in our proxy statement and/or annual report; and
➢    review, evaluate and recommend changes, if appropriate, to the compensation for directors.

In addition, the Compensation Committee shall also ensure that compensation plans are designed with an appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage excessive or unnecessary risk-taking behavior.
The Compensation Committee may delegate its authority to members as it deems appropriate, and any actions taken by a member who has been delegated authority must be reported to the full Compensation Committee at its next regularly scheduled meeting. The Compensation Committee has the sole authority to retain and terminate such outside legal, accounting or other advisors to the Compensation Committee as it deems necessary and advisable in its sole discretion, including compensation consultants. In selecting such advisors or consultants, the Compensation Committee shall consider the independence of such advisor or consultant, as determined by it in its business judgment, in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to the independence of advisors and consultants. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant or other advisor retained by the Compensation Committee.
During 2021, the Compensation Committee met six (6) times, including by telephone (if applicable), and each member of such Compensation Committee attended at least 75% of the aggregate number of such meetings.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2021, the following directors, all of whom are independent directors, served on our Compensation Committee: Ms. Rice and Messrs. Schwartz, Westerfield and Wilson. None of our executive officers serve as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Information About Our Board of Directors and Its Committees

SPECIAL COMMITTEE
In October 2019, our Board formed a Special Committee, consisting exclusively of independent and disinterested directors, including Ms. Rice and Messrs. Schwartz, Westerfield and Wilson. Ms. Rice served as the committee chair.
On November 6, 2019, Colony Capital (now known as DigitalBridge) sent a letter to our independent directors proposing to explore with us the possible internalization of the management of the Company and a transfer of Colony Capital’s credit management business to us. The Special Committee was formed to explore this internalization proposal as well as other strategic alternatives. The Special Committee met twenty (20) times during 2020 and four (4) times during 2021 in consideration of the internalization transaction.
On April 30, 2021, we completed the Internalization of the Company’s management and operating functions and terminated our relationship with our prior external manager. In connection with closing the Internalization, we maintained management continuity and team expertise by hiring 45 full-time employees from an affiliate of our former manager, including our executive officers, who contributed substantially to our investment, portfolio management, servicing, financial reporting and related operations.
During 2021, the Special Committee met four (4) times, including by telephone (if applicable), and each member of the Special Committee attended at least 75% of the aggregate number of such meetings.

Director Compensation

DIRECTOR COMPENSATION
DETERMINATION OF COMPENSATION AWARDS
The Compensation Committee has responsibility for making recommendations to our Board regarding non-employee director compensation. Our goal is the creation of a reasonable and balanced Board compensation program that aligns the interests of our Board with those of our stockholders. We use a combination of cash and stock-based compensation to attract and retain highly-qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us, the skill level required by us of members of our Board and competitive pay practice data. The Compensation Committee discusses its recommendations with the Company’s Chief Executive Officer and ultimately makes a recommendation to our Board with respect to all non-employee director compensation. In 2019, the Compensation Committee engaged FTI Consulting as compensation consultant to assist it in reviewing competitive practice data regarding non-employee director compensation and to advise it in connection with making recommendations to our Board with respect to the amount and form of such compensation. The Compensation Committee has maintained the policy and compensation in the form described below since 2018.
NON-EXECUTIVE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Effective February 2018, the Board adopted a “Non-Executive Independent Director Compensation Policy” that provides that each non-executive director of the Board receives an annual base fee for his or her services of $180,000, with $80,000 payable in cash in quarterly installments in conjunction with quarterly meetings of the Board and $100,000 payable in the form of an annual award of restricted stock, which will vest in full on the one-year anniversary of the date of grant (anticipated to occur shortly after each annual election of directors), subject to the director’s continued service on the Board. In addition, the chairs of each of the Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual cash retainer of $20,000, $15,000 and $15,000, respectively, and the Lead Independent Director receives an additional annual cash retainer of $20,000. The Company also reimburses each of the directors for their travel expenses incurred in connection with their attendance at Board and committee meetings.
Mr. Hedstrom’s service on the Board ended concurrent with the 2021 annual meeting on May 5, 2021. Messrs. Mazzei and Mr. Witt (whose service ended concurrent with the 2021 annual meeting) did not receive compensation for their services as directors. Ms. Diamond (appointed effective October 13, 2021) and Ms. Long (appointed effective December 1, 2021) each received pro rata annual cash and restricted stock consideration for their 2021 service on the Board of Directors from and after the date of their appointment through December 31, 2021.
DIRECTOR COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021
The following information details the compensation received during 2021 as non-employee directors of the Company.

	Annual
	Fees Earned	Annual
	or Paid in	Stock
Name	Cash (1)	Awards (2)	Total
Catherine D. Rice	$ 140,000	$ 100,000	$ 240,000
Kim S. Diamond (4)	17,534	56,160	73,694
Catherine Long (5)	6,575	41,470	49,045
Vernon B. Schwartz	125,000	100,000	225,000
John E. Westerfield	125,000	100,000	225,000
Winston W. Wilson	130,000	100,000	230,000
Mark M. Hedstrom, former director (3)	27,617	0	27,617
____________
(1)Includes Special Committee cash payment made to Ms. Rice and Messrs. Schwartz, Westerfield and Wilson of $40,000, $30,000, $30,000 and $30,000, respectively.
(2)Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our directors in 2021. The grant date fair value of awards granted to our independent directors was determined based on the closing price of our common stock on the date of grant as reported by the NYSE. As of December 31, 2021, the stock awards remain subject to vesting on May 5, 2022. As of December 31, 2021, (i) each of Ms. Rice and Messrs. Schwartz, Westerfield and Wilson owned 9,515 unvested shares of restricted common stock, (ii) Ms. Diamond owned 5,690 unvested shares of restricted common stock, and (iii) Ms. Long owned 4,543 unvested shares of restricted common stock.
(3)The fees paid in cash were made for the pro-rated period between January 1, 2021 and May 5, 2021 (Mr. Hedstrom’s remaining term of service on the Board).
(4)The fees paid in cash were for the pro-rated period between October 13, 2021 and December 31, 2021 (Ms. Diamond’s 2021 term of service on the Board).
(5)The fees paid in cash were for the pro-rated period between December 1, 2021 and December 31, 2021 (Ms. Long’s 2021 term of service on the Board).

Executive Compensation

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

This section consists of our Compensation Discussion and Analysis, which explains how and why we paid our named executive officers for their efforts in 2021, and compensation tables and accompanying notes that detail the specific amounts and types of compensation we paid to such individuals for the most recent three completed fiscal years, as applicable. As described in further detail below, our named executive officers were not employees of the Company for the entire 2021 calendar year because we were an externally-managed company up until April 30, 2021, when the Company closed the Internalization.
Importantly, the Company experienced transformational changes in 2021. The Company began 2021 as an externally-managed company, with significant uncertainty as to whether the Company would continue to be managed by the Company’s former external manager, if the management agreement would be sold to another third-party manager, or if an opportunity would present itself for the Special Committee of the Board to approve an internalization of management at the Company. Given a number of significant changes anticipated at the Company and in its business, including to its operations, business plan, liquidity and capital structure, the Compensation Committee was not in a position to establish performance metrics or targets in early 2021 that would be applicable or reasonably measurable. On April 30, 2021, the Company ultimately terminated its management agreement with the former external manager, internalized management, and entered into a five (5) month transition period until September 30, 2021 with its former external manager. During this interim period, the Company prioritized a smooth transition of management and retaining employees, resetting investment and portfolio management functions, establishing operations as an employer, creating in-house human resources and IT functions, simplifying the business to grow the loan portfolio with a concentration on senior mortgage loans, and maintaining seamless public company corporate, governance and financial reporting obligations. During this continuing transition period, the Compensation Committee was not in a position to establish reasonably measurable performance metrics; rather, the Company and management prioritized consummating the Internalization and comprehensively stabilizing the business and operations.
When reviewing this Compensation Discussion and Analysis, with regards to compensation matters, we believe it is important to regard the Company as a new company that began on April 30, 2021, which engaged in substantial transition responsibilities and must continue to stabilize itself as a newly internalized business. The executive compensation program described below was designed because of and following Internalization and will remain flexible to adapt to the comprehensive stabilization efforts that continue at the Company today. As a result, we caution placing significant reliance on trailing analyses (whether 3-year, 5-year or similar), that capture and aggregate Company performance, results and compensation under the separate stewardship and compensation policies of a prior unaffiliated external manager. If referencing data prior to the Internalization, we believe such trailing performance measures may not reflect the current organizational structure of the Company from and after the Internalization.
Our named executive officers for 2021 were:
    Michael J. Mazzei, our Chief Executive Officer (and formerly our President as of December 31, 2021);
    Andrew E. Witt, our President and Chief Operating Officer (and formerly our Executive Vice President as of December 31, 2021);
    Frank V. Saracino, our Chief Financial Officer, Treasurer and Executive Vice President; and
    David A. Palamé, our General Counsel, Secretary and Executive Vice President.
Effective February 22, 2022, Mr. Witt was appointed President of the Company, also maintaining his role as Chief Operating Officer, matching Mr. Witt's more prominent role in new investment and business development and growth at the Company. Mr. Mazzei continues as Chief Executive Officer and no longer as President of the Company as of such date.
Compensation Philosophy
The primary goal of the Compensation Committee, the Board of Directors and BrightSpire Capital’s executive compensation program is to seek to align the interests of our professionals (including our executive officers) with those of our stockholders. In setting compensation for its professionals, the Company takes into consideration quantitative, qualitative and individual factors in determining the total compensation payable to such professionals, including:
➢    reviewing Company performance and results for the applicable fiscal year;
➢    evaluating the type, scope and level of responsibility of the professional on behalf of the Company and its subsidiaries;
➢    balancing elements of reward and retention to motivate sustainable Company and investment performance (including executive officer targets, which are generally majority-weighted toward equity over cash compensation);

Executive Compensation
➢    implementing pay-for-performance elements (including performance-based awards or goals) to further align the interests of executives with our stockholders; and
➢    understanding market conditions and integrating peer group analysis and benchmarking to inform compensation determinations more fully.
Qualitative factors may include portfolio-related performance (including credit risk and analysis), operating performance, asset management achievements, capital raising efforts, investor relations, business development, risk management policies and practices, and regulatory compliance. Individual factors may include contributions to the success and development of the Company, leadership and development efforts and corporate citizenship. Satisfaction of any single or all variables will not necessarily be determinative alone at arriving at the overall award for any named executive officer and the Compensation Committee reserves its right in setting targets and issuing its judgment in determining whether targets are achieved and/or making equity awards, if any.
Elements of Compensation
As a result, our executive compensation program consists of salary and certain variable pay components, including annual cash bonus and long-term incentive awards (which may include performance-based metrics).
➢    Base Salary and Annual Cash Bonus. We pay our named executive officers a base salary and annual cash bonus. Generally, we evaluate and pay such cash consideration based on the experience, skills and contributions of the individual to the Company and toward its annual performance. We believe base salary provides a stable income and that annual cash incentives complement our pay-for-performance compensation objectives, in each case to attract, retain and competitively reward our named executive officers.
➢    Equity-Based Consideration (Time-Based Vesting and Performance-Based Metrics). We have adopted the 2018 Plan, under which we may award equity-based and cash-based awards to our and our subsidiaries’ directors, officers, employees, consultants and advisors, and prior to the Internalization (if applicable), officers and employees of our former external manager and its affiliates that were providing services to us and our subsidiaries. Certain awards have included and will be based on objective Company performance metrics. These awards are designed to align the interests of such individuals with those of our stockholders and to provide incentive to eligible persons to stimulate their efforts toward the success of the Company and to operate and manage its business in a manner that will provide for the long-term growth and profitability of the Company. These equity awards may be time-based incentives that are generally subject to vesting requirements over a number of years, and are designed to promote the retention of management and achievement of strong performance for the Company. Performance based awards may include time-vesting and objective performance-based metrics evaluating Company performance over one or more years. The Compensation Committee reviews the recommendations of the Company’s Chief Executive Officer and outside compensation consultant in determining the appropriate size of the equity award for each executive officer and/or employees, as applicable.
Executive Compensation Program Highlights
In summary, the Company’s executive compensation program INCLUDES:
➢    Pay-for-Performance. The majority of total compensation is tied to performance (while employment terms include minimum targets, they are not guaranteed). Base salaries comprise a small percentage of each named executive officer’s overall compensation.
➢    Long-term Alignment with Stockholders. Time-based equity incentive awards are generally subject to 3-year annual vesting schedules to enhance retention and alignment.
➢    Performance-Based Consideration. 2021 consideration includes compensation based on the achievement of performance-based hurdles tested at the end of a 2-year period from the date of grant, subject to a payout range of 0 to 2x of the target grant, with no payout opportunity achieved at the time of grant. This 2-year period was designed with a primary objective to drive more immediate positive results through the Company’s Internalization, compared to a longer dated testing window of 3 or more years.
➢    Clawback Policy. The Company implemented a clawback policy with respect to incentive payments.
➢    Stock Ownership Guidelines. The Company maintains stock ownership guidelines for executive officers and directors for further alignment.
➢    Peer Benchmarking. The Company considers and benchmarks to peer companies in evaluating executive compensation.
➢    Independent Compensation Consultant. The Compensation Committee engages an independent compensation consultant for advisory purposes.

Executive Compensation
In addition, the executive compensation program is appropriately limiting with (DOES NOT INCLUDE):
➢    No Guaranteed Bonuses. No annual incentive or equity award is guaranteed.
➢    No Tax Gross Ups. The Company does not provide tax gross-ups on compensation payments made in connection with a change in control.
➢    No Dividends on Unearned Performance-Based Awards. The Company does not pay dividends or distributions on unearned equity awards.
➢    No Liberal Equity Share Add-Backs. The Company’s 2018 Plan does not have liberal terms regarding equity share add backs.
➢    No Hedging. The Company does not allow hedging or pledging of Company securities.
➢    No Pension Benefits. The Company does not provide defined benefit or other supplemental pension benefits to our named executive officers.
Peers and Peer Benchmarking
For year-end 2021 compensation consideration, FTI Consulting provided the Compensation Committee with market data and compensation details regarding certain peer companies and provided recommendations regarding all forms of compensation and practices for an internalized business like the Company. FTI Consulting identified the following companies for 2021 peer benchmarking and executive compensation purposes (the “Peers”), with a primary focus on internalized mortgage and diversified REITs of reasonably similar implied equity market capitalization and total capitalization. There are only a few internalized mortgage REITs that comprehensively disclose named executive officer compensation (whereas externally-managed mortgage REITs have not historically disclosed all forms of executive compensation). Therefore, the Peers below include other diversified/equity REITs. As a result, the Compensation Committee recognized limits in comparing the Company to these Peers, or any other internalized and diversified/equity REITs, that have varied business plans, target assets, financing structures and performance objectives. The Compensation Committee evaluated compensation data available for these Peers to understand the reasonableness of the Company’s compensation levels, focusing on implied equity market capitalization, total capitalization, and total return percentages over certain periods, if applicable, for the Peers. The “Peers” include the following 11 companies:

Starwood Property Trust, Inc.	Ladder Capital Corp.	Granite Point Mortgage Trust Inc.
iStar Inc.	Arbor Realty Trust, Inc.	MFA Financial, Inc.
Walker & Dunlop, Inc.	Main Street Capital Corporation	Hercules Capital, Inc.
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	New York Mortgage Trust, Inc.

Separately, executive management, the Board and the Compensation Committee regularly monitor the Company’s business performance among certain externally-managed and internally-managed commercial mortgage REITs. While comprehensive compensation data is not available for externally-managed REITs, monitoring the below companies is relevant because these companies have more similar business plans, target assets, financing structures and performance objectives. While the Company remains in a transitional/stabilization period having closed the Internalization in 2021, the Compensation Committee evaluated performance at the following companies to establish the January 2021 PSU (as defined below) thresholds and targets. Such companies may be relevant to the Compensation Committee in setting performance metrics on components of executive compensation, also as the Company achieves a reasonably measurable or stabilized ("run rate") state of operations:

Starwood Property Trust, Inc.	Ladder Capital Corp.	Granite Point Mortgage Trust Inc.
Blackstone Mortgage Trust	Apollo Commercial Real Estate Finance	KKR Real Estate Finance Trust
TPG RE Finance Trust	Ares Commercial Real Estate Corp.

Clawback Policy and Stock Ownership Guidelines
Effective October 29, 2021, the Company’s Board of Directors and Compensation Committee approved the adoption of
➢    Clawback Policy. Providing for the recoupment of incentive compensation from executive officers and other senior employees responsible for financial reporting if the Company is required to prepare accounting restatements because of financial reporting misconduct by such person; and

Executive Compensation
➢    Stock Ownership Guidelines. Setting significant Company stock ownership thresholds applicable to executive officers and directors of the Company. Pursuant to the Stock Ownership Guidelines executives and directors must comply with the following ownership thresholds, subject to a 5-year grace period, and unexercised options or unearned performance awards do not count towards such thresholds:

Covered Person	Ownership Threshold
Chief Executive Officer	5x Base Salary
Other Executive Officers	3x Base Salary
Directors	5x Annual Cash Retainer

As of December 31, 2021, all executive officers and directors either met the ownership requirements or were within the 5-year grace period.
The Board of Directors believes that adopting these two policies advances a culture that emphasizes integrity and accountability at the Company and further aligns the long-term interests of the stockholders, executive officers and directors of the Company.
Results of 2020 Say-on-Pay Vote
On May 5, 2021, the Company held its 2021 annual meeting of stockholders, with 74.5% approving (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2020. Please see "Stockholder Engagement" above for further detail on our discussions with and areas of focus raised by our stockholders in 2021.
2021 NAMED EXECUTIVE OFFICER COMPENSATION

On April 30, 2021, the Board of Directors and management closed the Internalization. While the Company was not responsible for compensation or benefits of our named executive officers prior to the Internalization (except for our Chief Financial Officer as described in further detail below), the Company established the executive compensation program for our named executive officers following the Internalization, which will continue to evolve as the Company transitions and stabilizes as newly internalized business.
The below commentary summarizes compensation considerations made by the Compensation Committee both pre- and post-Internalization, including long-term incentive awards granted in January 2021 (time-based and performance-based vesting), the establishment of employment agreements with our named executive officers concurrent with the Internalization (which have not subsequently been amended or modified in any form), and annual cash incentive awards based on 2021 Company performance, in each case shaped by the compensation philosophy described above.
Pre-Internalization – January 1, 2021 to April 30, 2021
Between January 1, 2021 and April 30, 2021, the Company had no employees and was externally managed by our former external manager pursuant to a management agreement (the “Management Agreement”). All of our named executive officers were employees of our former external manager or one or more of its affiliates and, in such capacity, devoted a portion of their time to our affairs as required pursuant to the Management Agreement. The Company closed the Internalization on April 30, 2021, after which we internalized company business and employment functions. On April 30, 2021, our named executive officers became employees of the Company.
Because the Management Agreement with the former external manager provided that the former external manager was responsible for managing the affairs of the Company, we did not pay, award or provide our executive officers any cash compensation or benefits between January 1, 2021 and April 30, 2021, and BrightSpire Capital had no compensation agreements with our executive officers during that period. During such period, we did not determine the form and amount of compensation and benefits awarded by our former external manager or its affiliates to our executive officers for their services to us. Instead, our former external manager and its affiliates had discretion to determine the form and level of cash compensation and other benefits paid to and earned by our executive officers for their services to us. Our former external manager and its affiliates also determined whether and to what extent our executive officers will be provided with pension, deferred compensation and other employee benefits plans and programs. Instead, the Company paid the former external manager management fees and reimbursement amounts up until April 30, 2021, as described below under “Certain Relationships and Related Transactions—Management Agreement with our Manager”.
Pursuant to the terms of the Management Agreement, we reimbursed our former external manager or its affiliates for our allocable share of the compensation (including annual base salary, bonus and any related withholding taxes and employee benefits) our former external manager paid to its personnel serving as our Chief Financial Officer based on the percentage of such officer’s time spent on our affairs. For such period, our Chief Financial Officer received no pension or retirement benefits or nonqualified deferred compensation in connection with his service to us.

Executive Compensation
For the period between January 1, 2021 and April 30, 2021, our former external manager was responsible, and we did not reimburse such former external manager or its affiliates, for the cash compensation and benefits awarded to personnel of our former external manager and its affiliates who serve as our named executive officers other than that for Mr. Frank V. Saracino, our Chief Financial Officer. During such period, the members of our management team were required to devote such amount of their time to our management as necessary and appropriate, commensurate with our level of activity, noting these individuals also provide investment management and other services to affiliates of our former external manager.
January 2021 Long-Term Incentive & Performance-Based Equity Grants
During the first quarter of 2021, preparing to sign and close the Internalization, the Compensation Committee engaged with the Chief Executive Officer of the Company to establish an executive compensation program applicable to the Company as an internalized business, consistent with the charter of the Compensation Committee and policies of the Board of Directors and Company.
In addition, the Compensation Committee engaged FTI Consulting, Inc. (“FTI Consulting”) to assist in annual cash incentive plan design, long-term equity (including performance share) incentive plan design, employment agreement review, peer benchmarking analyses and shareholder engagement services. FTI Consulting has a strong understanding of the Company, having provided compensation consultant services to our Compensation Committee since the Company’s inception in January 2018, evaluating prior performance of the Company, the Company’s former external manager and long-term incentive grants made to our named executive officers in 2018 and 2019.
Consistent with the compensation philosophy described above, the Compensation Committee and management sought to grant long-term incentive and performance-based equity grants to our named executive officers and certain other employees. For 2021, the Compensation Committee believed such grants should serve a purpose of motivating all recipients to successfully execute the Internalization and the Company’s primary objectives in 2021 and beyond as an internalized business.
After careful consideration and discussions with the Chief Executive Officer and FTI Consulting, in January 2021, the Compensation Committee authorized and the Company granted 1,420,000 restricted shares of common stock (subject to annual vesting in one-third installments on the first three anniversaries following the grant date) and 276,000 January 2021 performance stock units (“PSUs”) in the aggregate “at target” (with a total payout of between 0 and two-times such target awards, subject to vesting and the achievement of performance conditions tested on and as of December 31, 2022), in each case, directly to the Company’s officers and certain other individual employees of the Company (each of whom were employed by our external manager at the time of grant and prior to the Internalization).
January 2021 Performance Stock Unit Details
Due to legacy portfolio management efforts and effects of COVID-19 on the Company through year-end 2020, the Compensation Committee observed underperformance in the Company’s stock compared to several business peers, specifically that its stock price traded at approximately 58% of GAAP book value as of December 31, 2020. The Compensation Committee and management agreed that a key goal for the Company in 2021 and 2022 should be to complete the Internalization and improve company performance, distributable income and portfolio growth, collectively, to narrow the gap between the Company’s stock price and GAAP book value. As a result, the Compensation Committee designed the PSUs to track Company performance based on improving the ratio between the Company’s stock price and the Company’s GAAP book value, over a two (2) year period tested as of December 31, 2022 (the “Performance Cycle”). The Compensation Committee established a two (2) year Performance Cycle to seek to motivate management to reasonably achieve stock price appreciation growth on a more accelerated basis through the Internalization, rather than through a longer three (3) or more year performance testing period. In addition, the Compensation Committee established a minimum threshold well above Company stock price performance at the time of award. A summary of PSUs hurdles (eligibility for vesting and testing at the end of the Performance Cycle) and performance-metrics include:
➢    Eligible Vesting Schedule. The number of PSUs (and their corresponding dividend equivalent right) will be certified following December 31, 2022 (the end of the Performance Cycle), rounded down to the nearest whole PSU. Except as otherwise provided in the PSU award agreement, the 2018 Plan or services agreement, as applicable, the PSUs shall be eligible to vest, remain outstanding (without forfeiture) and subject to achievement of the Performance Goals and only earned upon testing at the end of the Performance Cycle, in the following manner and on the first to occur of the following:
◦50% on the earlier of (i) the first anniversary date of grant and (ii) upon achieving a stock price of at least 70% of the GAAP book value of the Company, as of a given reporting period during the Performance Cycle; and
◦100% on the earlier of (ii) the second anniversary date of grant or (ii) upon achieving a stock price of at least 80% of the GAAP book value of the Company, as of a given reporting period during the Performance Cycle.
➢    Performance Goals. Except as otherwise provided in the PSU award agreement, the 2018 Plan or services agreement, as applicable, the recipient shall be eligible to earn on the certification date a number of PSUs

Executive Compensation
determined in accordance with the following Performance Goals on the target number of PSUs eligible for vesting (set forth above) for such recipient:

Company Share Value divided by GAAP Book Value as of December 31, 2022	Number of PSUs Earned on the then outstanding vested target number of PSUs
Less than 70 percent	0%
70 percent or greater, but less than 80 percent	50%
80 percent or greater, but less than 90 percent	100%
90 percent or greater, but less than 100 percent	150%
100 percent or greater	200%

Post-Internalization – April 30, 2021 to December 31, 2021
In connection with the Internalization, the Company entered into an employment agreement with Michael J. Mazzei, and made offers of employment to Andrew E. Witt, Frank V. Saracino, and David A. Palamé. As set forth in further detail below, the terms of employment for each named executive officer set forth an initial annual base salary and target annual cash incentive opportunity for 2021 and target long-term equity incentive opportunity for grants in subsequent years. Consistent with the compensation philosophy described above, including alignment, retention and motivation factors through the impending Internalization, the terms were established by the Compensation Committee in consultation with FTI Consulting, informed by certain peer benchmarking relevant at the time, and discussions and recommendations of the Chief Executive Officer (provided the Chief Executive Officer is not involved with the Compensation Committee in determining his compensation). Notwithstanding stated minimum targets for any named executive officer, as applicable, the Compensation Committee retains discretion whether to make any annual cash bonus payment or long-term equity incentive award, if at all.
Chief Executive Officer’s Amended Employment Agreement
A subsidiary of the Company entered into an amended employment agreement with Mr. Mazzei, based on an agreement initially entered into by Mr. Mazzei with the former external manager, pursuant to which, among other things, he will be employed with the Company as its Chief Executive Officer and President. During the three-year term, Mr. Mazzei will receive an initial annual base salary of $800,000, an annual target cash bonus opportunity of no less than $1,750,000, and an annual target long-term equity incentive opportunity (“LTIP Award”) of no less than $3,000,000. In the event that, among other things, Mr. Mazzei is terminated by the Company without cause or he terminates his employment for good reason (in each case, as such terms are defined in his employment agreement), and subject to his execution of a release of claims in favor of the Company, he is entitled to (a) a lump sum cash payment equal to the product of one and one-half times (the “Severance Multiple”) his most recent (i) base salary and (ii) target annual bonus (the “Cash Severance Payment”); (b) payment of the prior calendar year’s annual bonus, if not paid as of such termination; (c) if termination in a calendar year occurs before the date on which his LTIP Award is made, a grant of the then-current target LTIP Award; (d) a lump sum payment in respect of his bonus for the year of termination equal to his target annual bonus, prorated for the period of time worked during the year; and (e) full vesting of all then-outstanding and unvested LTIP Awards (including the LTIP Award granted as described above) (collectively, the “Severance Benefits”). All payments are to be made once the release is effective.
In the event that Mr. Mazzei is terminated by the Company without cause or he terminates his employment for good reason within one year following a Change in Control (as such term is defined in the 2018 Plan), his Severance Benefits remain the same, except that the Severance Multiple of his Cash Severance Payment is increased to two. This agreement expires on March 31, 2024. If the Company and Mr. Mazzei do not agree to extend the term of the employment agreement, the Company will provide Mr. Mazzei with all of the Severance Benefits other than the Cash Severance Payment. Mr. Mazzei is also subject to a restrictive covenant agreement.
Named Executive Officers Employment Letters
Each of Mr. Witt (Chief Operating Officer and Executive Vice President), Mr. Saracino (Chief Financial Officer, Treasurer and Executive Vice President), and Mr. Palamé (General Counsel, Secretary and Executive Vice President) accepted employment offer letters, effective as of April 30, 2021, pursuant to which each officer is provided with the following: (a) an annual base salary of: for Mr. Witt, $400,000; for Mr. Saracino, $400,000; and for Mr. Palamé, $352,500; (b) for both of 2021 and 2022, an annual target cash incentive opportunity that is no less than: for Mr. Witt, $800,000; for Mr. Saracino, $600,000; and for Mr. Palamé, $600,000; and (c) an annual target equity incentive opportunity that is no less than: for Mr. Witt, $1,400,000; for Mr. Saracino, $800,000; and for Mr. Palamé, $1,024,300. The equity incentive grants will be in such forms, and subject to such vesting and other terms, as the Board or Compensation Committee may determine, to be set forth in the applicable grant agreements issued under the 2018 Plan or, if approved by our stockholders, the 2022 Plan. For 2023 and thereafter, any annual target cash and/or equity incentive opportunities will be established in the discretion of the Company’s Board or Compensation Committee, as applicable, after consultation with a compensation consultant regarding market total target direct compensation for each of their positions.
Also under the employment letters, Messrs. Witt, Saracino and Palamé are eligible to participate in the Company’s severance plan, which provides certain severance benefits in the event that their employment is terminated without cause by the

Executive Compensation
Company or by them for good reason (in each case, as such terms are defined in the severance plan), in accordance with the terms and subject to the conditions of the severance plan (a “Qualifying Termination”). The severance plan will provide that in the event of such a Qualifying Termination, each officer will be entitled to (a) a lump sum cash severance payment equal to his annual base salary; (b) a prorated portion of his annual target cash incentive for the year of termination based on the number of days in the year worked; (c) his prior year’s bonus (to the extent unpaid); (d) full acceleration of any unvested time-based awards; (e) vesting of any performance-based restricted stock units (“PSUs”) in accordance with the terms and conditions of the applicable award agreement; and (f) subject to his timely COBRA election, 12 months of Company-paid COBRA premiums. In the event a Qualifying Termination occurs within one year after a change in control, the officers will receive the same payments and benefits as set forth above, except (i) their lump sum cash severance payment will be equal to two times the sum of their annual base salary plus their target cash annual incentive for the year of termination, (ii) PSUs will vest in full, and (iii) COBRA premiums will be paid for 24 months.
2021 Annual Cash Incentive Award
On February 15, 2022, following a series of discussions between Compensation Committee members, the Chief Executive Officer and/or members of management, the Compensation Committee approved annual cash incentive awards for each of the named executive officers of the Company. The Compensation Committee considered the recently established employment agreements, recommendations of the Chief Executive Officer regarding the other named executive officers and the following performance factors achieved by the Company during the year ended December 31, 2021.

## Significant achievements for BrightSpire Capital, Inc. (“BRSP” or the “Company”) in 2021, highlighted by the internalization, earnings and dividend growth and a portfolio transition

| | |
|---|---|
| **Shareholder Return** | **Significant** total 2021 **shareholder return**, including dividends |
| **Internalization & Organization** | **Completed internalization** of management and operating functions on April 30, 2021, **rebranded** to **BrightSpire Capital, Inc.** and grew team with **11** post-internalization hires in 2021 |
| **Cost Savings** | Delivered **$16M \| $0.12/sh** of cash G&A savings in 2021, high-end of target range |
| **Earnings & Dividend** | **$0.28/sh** Q4’21 Adjusted Distributable Earnings; **$0.88/sh** FY 2021; **7%** return on equity; **$0.18/sh** Q4’21 dividend (up **80%** from $0.10/share in Q1’21) |
| **Deployment** | **$1.9B** gross capital deployment across **64** new loans, **$29M** average size; **$3.5B** loan portfolio or **82%** of total portfolio |
| **Capitalization** | **$800M** CLO (closed in July 2021) and **$165M** new corporate revolver (closed January 2022) |

As discussed above, specific performance metrics for annual incentive compensation were not established in early 2021, because the Company was externally-managed and considering a number of corporate changes (subject to approval by the Company’s Special Committee of independent directors), including a possible internalization that would materially transform the Company. Subsequent to the Internalization, the Company reset as a newly internalized business and engaged in a significant transition and stabilization period that impacted the Compensation Committee's ability to establish testable performance metrics applicable to the remainder of 2021. In furtherance thereof, and based on their holistic review of Company performance, including the achievements listed above, the Compensation Committee elected to award a 2021 annual cash incentive award to each named executive officer as follows: Mr. Mazzei - $1,500,000; Mr. Witt - $900,000; Mr. Saracino - $600,000; and Mr. Palamé - $600,000.

2022 Long-Term Equity Incentive Awards
Separately in early 2022, the Compensation Committee, in consultation with FTI Consulting and the Chief Executive Officer, evaluated granting Long-Term Equity Incentive Awards in 2022 to the Chief Executive Officer, other named executive officers and certain employees of the Company for services provided in consideration of year-end 2021 and early 2022 Company performance, including the achievements described above for 2021. As a result, on February 23, 2022, the Company

Executive Compensation
approved conditional grants to the named executive officers in the following values: Mr. Mazzei - $3,250,000; Mr. Witt - $1,500,000; Mr. Saracino - $1,000,000; and Mr. Palamé - $1,024,300. The conditional grants generally represent the right to receive either (i) if the 2022 Plan is approved by our stockholders, an award of time-based vesting restricted stock as of the 2022 Annual Meeting or (ii) if the 2022 Plan is not approved by our stockholders, a time-based vesting cash-settled award. The Company approved these 2022 grants in the form of conditional grants because shares remaining under the 2018 Plan were insufficient to cover such grants. These conditional grants will be settled in the manner further described below in “The BrightSpire Capital, Inc. 2022 Equity Incentive Plan – Consequences of Failure to Obtain Stockholder Approval”.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called "covered employees," which includes the chief executive officer, chief financial officer, and certain other highly-compensated current and former executive officers. In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board's Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of the Board of Directors, including options to purchase shares of our common stock and other stock awards, based on the grant date "fair value" of these awards. This grant date fair value is calculated using a variety of assumptions. This calculation is performed for financial reporting purposes and included in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based awards in our income statements over the period that an employee and non-employee member of the Board of Directors is required to render service in exchange for the award.
Special Note Regarding Non-GAAP Measures
This Compensation Discussion and Analysis contains certain non-GAAP financial measures which are described in more detail: in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Supplemental Financial Measures-- Distributable Earnings.”

Executive Compensation

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021
The following table sets forth the compensation for each of our named executive officers for the fiscal year ended December 31, 2021. Other than equity-based compensation, if awarded, no named executive officer (other than the Chief Financial Officer as described above) received cash compensation from the Company as an externally managed Company between January 31, 2018 (inception) and April 30, 2021 (the Internalization). No named executive officer earned any form of compensation from the Company prior to its inception on January 31, 2018. Named executive officer titles are as of December 31, 2021.

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary (1)	Bonus	Awards (2)	Awards	Compensation	Earnings	Compensation
Position	Year	($)	($)	($)	($)	($)	($)	($) (3)	($)
Michael J. Mazzei (4)
Chief Executive Officer,	2021	533,333	1,500,000	3,633,700	—	—	—	3,619	5,670,652
President	2020	—	—	466,180	—	—	—	—	466,180
Andrew E. Witt (5)
Chief Operating Officer	2021	266,667	900,000	2,027,680	—	—	—	216	3,194,563
	2020	—	—	—	—	—	—	—	0
Frank V. Saracino (6)
Chief Financial Officer,	2021	333,333	600,000	960,480	—	—	—	324	1,894,137
Treasurer,
Executive Vice President

David A. Palamé
General Counsel,	2021	235,000	600,000	1,227,280	—	—	—	216	2,062,496
Secretary,	2020	—	—	—	—	—	—	—	0
Executive Vice President	2019	—	—	360,096	—	—	—	—	360,096

____________
(1)Salary reflects pro rata portion paid to each named executive officer after the Internalization on April 30, 2021, based on annualized base salaries for Messrs. Mazzei, Witt, Saracino and Palamé of $800,000, $400,000, $400,000 and $352,000, respectively. Mr. Saracino’s salary includes an additional portion reimbursed by the Company for the pre-Internalization period between January 1, 2021 and April 30, 2021 in accordance with the Management Agreement.
(2)Represents the aggregate grant date fair value of awards of PSUs and restricted stock calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718. Each grant date fair value for restricted stock is calculated using the closing price of our common stock on the date of grant as reported by the NYSE. With respect to the PSUs, if the highest level of performance was achieved, the value on the grant date would be: Mr. Mazzei - $1,674,400; Mr. Witt - $908,960; Mr. Saracino - $430,560 and Mr. Palamé - $550,160.
(3)For Mr. Mazzei, reflects payments toward 401(k) matching contributions and premiums for life insurance. For Messrs. Witt, Saracino and Palamé, includes premiums for life insurance.
(4)Mr. Mazzei was appointed Chief Executive Officer and President effective April 1, 2020. The Compensation Committee issued a 2020 grant of restricted stock awards to Mr. Mazzei (subject to vesting on the one-year anniversary of the grant date) in connection with such appointment. The Compensation Committee did not issue 2020 awards to any other officers or employees following an evaluation of 2020 Company performance. The Company did not pay (and was not responsible for) any other form of compensation to Mr. Mazzei in 2020.
(5)Mr. Witt was appointed Chief Operating Officer effective April 1, 2020, having served as interim chief executive officer and president from March 1, 2020 to April 1, 2020. The Company did not pay (and was not responsible for) any form of compensation to Mr. Witt in 2020.
(6)Mr. Saracino was appointed Chief Financial Officer effective January 1, 2021. Mr. Saracino was not a named executive officer of the Company prior to such date.

Executive Compensation

GRANTS OF PLAN-BASED AWARDS DURING CALENDAR YEAR ENDED DECEMBER 31, 2021
The following table sets forth information concerning grants of plan-based awards made to the Company’s named executive officers during the calendar year ended December 31, 2021.

			Estimated Future Payouts Under Equity Incentive Plan Awards (1)
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock (2)	Grant Date Fair Value of Stock or Unit Awards ($) (3)
Michael J. Mazzei	1/12/2021	1/12/2021	35,000	70,000	140,000		$837,200
	1/12/2021	1/12/2021				350,000	$2,796,500
Andrew E. Witt	1/11/2021	1/5/2021	19,000	38,000	76,000		$454,480
	1/11/2021	1/5/2021				190,000	$1,573,200
Frank V. Saracino	1/11/2021	1/5/2021	9,000	18,000	36,000		$215,280
	1/11/2021	1/5/2021				90,000	$745,200
David A. Palamé	1/11/2021	1/5/2021	11,500	23,000	46,000		$275,080
	1/11/2021	1/5/2021				115,000	$952,200
____________
(1)Represents PSUs, which may be earned over a two-year performance period ending December 31, 2022. For more information on the vesting schedule of the PSUs refer to “Compensation Discussion and Analysis – Equity Based Compensation – Performance-Based Restricted Stock Units.”.
(2)Represents restricted stock awards that vest in three substantially equal installments on each of March 15, 2022, March 15, 2023 and March 15, 2024.
(3)The aggregate grant date fair value of the PSUs and the restricted stock awards granted to our named executive officers was calculated in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the PSUs was calculated by multiplying the grant date fair value of $11.96 by the number of units granted assuming the target payout is achieved. The aggregate grant date fair value of the restricted stock awards granted was calculated by multiplying the closing price of our common stock on the grant date by the number of shares granted.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2021.

			Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
	Grant Date	(#)	($)	(#)	($)
Michael J. Mazzei	1/12/2021	350,000	3,591,000	—	—
	1/12/2021			70,000	718,299
Andrew E. Witt	1/11/2021	190,000	1,949,400	—
	1/11/2021	—	—	38,000	389,880
Frank V. Saracino	1/11/2021	90,000	923,400	—	—
	1/11/2021	—	—	18,000	184,860
	3/15/2019	6,559	67,295	—	—
David A. Palamé	1/11/2021	115,000	1,179,900	—	—
	1/11/2021	—	—	23,000	235,980
	3/15/2019	7,739	79,402	—	—

____________
(1)Represents the restricted stock grants that had not vested as of December 31, 2021. These restricted stock grants generally vest in three substantially equal installments on each of the first three anniversaries of the grant date, except that the grants made on January 11 and 12, 2021 vest on March 15, 2022, March 15, 2023 and March 15, 2024. For additional information on vesting upon specified termination events, see “Potential Payments Upon Termination or Change of Control”.
(2)Amounts reported are based on the closing price of our common stock on the NYSE as of December 31, 2021, the last trading day of the fiscal year. With respect to the Performance-Based Restricted Stock Units, the market value was based on target performance.

Executive Compensation

STOCK VESTED IN CALENDAR YEAR ENDED DECEMBER 31, 2021
The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2021.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
	(#)	($)
Michael J. Mazzei	143,000	1,229,800
Andrew E. Witt	11,684	107,006
Frank V. Saracino	10,677	100,043
David A. Palamé	12,010	112,534

____________
(1)    Based on the closing price of our common stock on the NYSE on the date of vesting.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
We may be required to make certain payments to our named executive officers in the event their services are terminated or we experience a change in control. Under the terms of the amended employment agreement with Mr. Mazzei, as described above under “Chief Executive Officer’s Amended Employment Agreement” and under the terms of the employment letters with each of Messrs. Witt, Saracino, and Palamé, as described above under and “Named Executive Officers Employment Letters,” the amount of these payments (and whether we would be required to make them) depends on the nature of the executive’s termination.
Pursuant to the form restricted stock award agreements used for 2021 awards under the 2018 Plan, shares of restricted stock fully vest upon (i) the grantee’s death or “disability” (as defined in the 2018 Plan), (ii) the grantee’s “involuntary termination” (as defined in the form restricted stock award agreement) and (iii) a “change in control” (as defined in the 2018 Plan). Pursuant to the form PSU award agreements used for 2021 awards under the 2018 Plan, (i) upon the grantee’s death, “disability” (as defined in the 2018 Plan), or “involuntary termination” (as defined in the award agreement), the PSUs remain eligible to vest following the end of the performance period based on actual performance, with respect to the sum of the number of PSUs eligible to vest as of such grantee’s termination plus, if applicable, a pro-rated number of PSUs, and (ii) upon a “CoC Event” (as defined in the award agreement), the PSUs will vest in connection with the CoC Event (A) at target, if such CoC Event occurs prior to the first anniversary date or (B) based on actual performance, if such CoC Event occurs on or following the first anniversary date.

Executive Compensation
The table below sets forth the amount that we would have been required to pay each of the named executive officers under the termination events described below or upon a change in control, assuming the termination or change in control occurred on December 31, 2021.

Benefits and Payments	Without Cause or For Good Reason outside CIC Protection Period (1)(2)	Without Cause or For Good Reason during CIC Protection Period (1)(3)	For Cause or Without Good Reason	Death or Disability (4)	Change in Control (No Termination) (5)

Michael J. Mazzei
Cash Severance (6)	$5,757,000	$6,850,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$4,309,299	$4,309,299	$0	$4,309,299	$4,309,299
Medical Benefits (8)	$0	$0	$0	$0	$0
Total	$9,884,229	$11,159,299	$0	$4,309,299	$4,309,299

Andrew E. Witt
Cash Severance (6)	$1,200,000	$3,200,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$2,339,280	$2,339,280	$0	$2,339,280	$2,339,280
Medical Benefits (8)	$33,054	$66,108	$0	$0	$0
Total	$3,572,334	$5,605,388	$0	$2,339,280	$2,339,280

Frank V. Saracino
Cash Severance (6)	$1,000,000	$2,600,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$1,175,555	$1,175,555	$0	$1,175,555	$1,175,555
Medical Benefits (8)	$29,282	$58,563	$0	$0	$0
Total	$2,204,837	$3,843,118	$0	$1,175,555	$1,175,555

David A. Palamé
Cash Severance (6)	$952,500	$2,505,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$1,495,282	$1,495,282	$0	$1,495,282	$1,495,282
Medical Benefits (8)	$44,261	$88,523	$0	$0	$0
Total	$2,492,043	$4,088,805	$0	$1,495,282	$1,495,282
____________
(1)As described above under “Chief Executive Officer’s Amended Employment Agreement” and “Named Executive Officers Employment Letters,” for this purpose, the “CIC Protection Period” means the one-year period following a “change in control” (as such term is defined in the 2018 Plan).
(2)For Mr. Mazzei, as described above under “Chief Executive Officer’s Amended Employment Agreement,” amounts include (i) a lump sum cash payment equal to the product of one and one-half times (the “Severance Multiple”) his most recent base salary and target annual bonus (the “Cash Severance Payment”), (ii) a lump sum payment in respect of his bonus for the year of termination equal to his target annual bonus, prorated for the period of time worked during the year, plus (iii) full vesting of all then-outstanding and unvested LTIP Awards. For the other NEOs, as described above under “Named Executive Officers Employment Letters,” amounts include (i) a lump sum cash severance payment equal to his annual base salary, (ii) a prorated portion of his annual target cash incentive for the year of termination based on the number of days in the year worked, (iii) full acceleration of any unvested time-based restricted stock units, (iv) vesting of any PSUs in accordance with the terms and conditions of the applicable award agreement, plus (v) subject to his timely COBRA election, 12 months of Company-paid COBRA premiums. Such amount presumes that the prior year’s (2020) bonus payment has already been made to each individual and that Mr. Mazzei has already received his LTIP award for the year of termination. For this purpose, the PSUs are eligible to vest since earlier performance metrics have been met and are assumed to vest at target.
(3)For Mr. Mazzei, as described above under “Chief Executive Officer’s Amended Employment Agreement,” the amount is the same as described in footnote 2 above, except that the Severance Multiple of his Cash Severance Payment is increased to two. For the other NEOs, as described above under “Named Executive Officers Employment Letters,” the amount is the same as described in footnote 2 above, except that (i) the lump sum cash severance payment will be equal to two times the sum of their annual base salary plus their target cash annual incentive for the year of termination, (ii) outstanding PSUs will vest in full, and (iii) COBRA premiums will be paid for 24 months. Such amount presumes that the prior year’s (2020) bonus payment has already been made to each individual and that Mr. Mazzei has already received his LTIP award for the year of termination. For this purpose, the PSUs are eligible to vest since earlier performance metrics have been met and are assumed to vest at target.
(4)Upon an NEO’s termination of employment on account of death or “disability” (as defined in the 2018 Plan), (i) such NEO’s unvested restricted stock awards will immediately vest, and (ii) a pro-rated portion of such NEO’s unvested PSUs will remain eligible to vest at the end of the performance period based on actual performance. For this purpose, the PSUs are eligible to vest since earlier performance metrics have been met and are assumed to vest at target.
(5)Upon of a “change in control” (as defined in the 2018 Plan) in which outstanding equity awards are not assumed by our corporate successor and with respect to our January 2021 time-vested awards and PSUs, (i) all service-based vesting awards will be deemed to have fully vested effective immediately prior to the occurrence of the change in control and (ii) performance-based vesting awards will be deemed earned at a certain level (if half or less of the performance period has lapsed, generally based on pro-rated target except that the PSUs would vest at target, or if more than half of the performance period has lapsed, based on actual performance) and at the compensation committee’s discretion may vest or be converted into awards subject to service-based vesting for the remainder of the performance period. For this purpose, the PSUs have been assumed to be eligible to vest and be deemed earned at target. Except as set forth above with respect to the January 2021 grants, upon of a “change in control” (as defined in the 2018 Plan) in which outstanding equity awards are assumed by our corporate successor, no accelerated vesting applies upon such event.
(6)For purposes of the pro-rata annual cash incentive compensation for the year of termination included as part of “Cash Severance” for the first two columns, this row does not provide for any pro-ration because the applicable presumed termination date for purposes of this table is assumed to be the last day of the Company’s 2021 fiscal year.
(7)For purposes of the value attributed to accelerated vesting of equity awards, such value is based on the number of shares vesting as a result of the applicable trigger, multiplied by the closing price of our common stock on the NYSE as of December 31, 2021, the last trading day of the fiscal year, of $10.26.
(8)For purposes of quantifying medical benefits, such value is based on the assumptions used for financial reporting purposes under generally accepted accounting principles.

Executive Compensation
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table presents information relating to securities remaining available for future issuance under the 2018 Plan as of the fiscal year ended December 31, 2021.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders

2018 Plan	—	—	183,575	(1)

Total	—	—	183,575
____________
(1)Represents shares of our common stock remaining available for issuance as of December 31, 2021, pursuant to the 2018 Plan, without giving effect to additional shares that become available upon the future expiration, forfeiture, or cancellation of any outstanding awards after December 31, 2021.

CHIEF EXECUTIVE OFFICER PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”), and Item 402(u) of Regulation S-K, for 2021, the median of the annual total compensation of all employees paid by the Company (other than our Chief Executive Officer), was $215,119; and the annual total compensation of Mr. Mazzei, our CEO, was $5,670,652.
Based on this information, for 2021, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 26 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K using the data summarized below.
To identify our median employee:
➢    As of December 31, 2021, our employee population consisted of 55 employees, including our CEO.
➢    To find the median of the annual total compensation of our employees (other than our CEO), we used each employee’s annualized year-end base salary, cash bonus earned for 2021, overtime payments, sign-on bonuses and the grant date fair value of equity compensation granted in 2021. In making this determination, we annualized base salaries for full-time permanent employees who were employed on December 31, 2021 who did not work for us the entire year.
➢    We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
➢    After identifying the median employee, we added together all of the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $215,119. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table in this proxy statement, which is also in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Compensation Committee Report

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K under the Exchange Act with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Compensation Committee:

Vernon B. Schwartz, Chairman
Catherine D. Rice
John E. Westerfield
Winston W. Wilson
The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 11, 2022, the number and percentage of shares of our common stock and limited liability company units of BrightSpire Capital Operating Company, LLC (our “OP”, and such units, “OP Units”) beneficially owned by:
•each director;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
The following table also sets forth the number and percentage of shares of our common stock beneficially owned by each person, known to us, to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock in each case, based solely on, and as of the date of, such person’s filing of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our common stock:

	Common Share Equivalents (2)		Common Stock
Name and Address of Beneficial Owner (1)	Number	Percentage	Percentage (2)
5% Stockholders
DigitalBridge Group, Inc.	34,990,945 (3)	26.34%	26.96%
Nut Tree Capital Management, LP	10,000,000 (4)	7.53%	7.71%
The Vanguard Group	8,449,862 (5)	6.36%	6.51%
BlackRock, Inc.	7,623,759 (6)	5.74%	5.87%
Directors, Director Nominees and Executive Officers:

Catherine D. Rice	45,700	*	*
Kim S. Diamond	5,690	*	*
Catherine Long	4,543	*	*
Vernon Schwartz	51,913	*	*
John E. Westerfield	45,700	*	*
Winston W. Wilson	52,666	*	*
Michael J. Mazzei	522,973	*	*
Andrew E. Witt	214,386	*	*
Frank V. Saracino	122,298	*	*
David A. Palamé	204,082	*	*
All directors and executive officers as a group (7)	1,269,951	0.96%	0.98%

*    Less than one percent.
(1)The address of each of the directors and executive officers is c/o BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, NY 10022.
(2)The percentages are based on (i) 132,844,988 common share equivalents (comprised of 129,769,365 shares of our common stock outstanding (including restricted stock), and 3,075,623 OP Units convertible to common stock not otherwise held by the Company), and (ii) 129,769,365 shares of our common stock outstanding (including restricted stock), respectively, as of March 11, 2022.
(3)Based on information provided in Schedule 13D filed on March 3, 2022 by DigitalBridge Group, Inc., DigitalBridge Operating Company, LLC, and CLNC Manager, LLC. According to Schedule 13D, DigitalBridge Group, Inc. beneficially owns 34,990,945 shares and has shared voting power and share dispositive power with respect to such shares. Based on the information provided in the Schedule 13D filed on March 3, 2022, DigitalBridge Operating Company, LLC beneficially owns 34,990,945 shares and has shared voting power and shared dispositive power with respect to such shares. Based on the Schedule 13D, CLNC Manager, LLC beneficially owns 79,001 shares and has shared voting power and shared dispositive power with respect to such shares. The address of DigitalBridge Group, Inc. is 750 Park of Commerce Drive, Suite 210, Boca Raton, FL, 33487.
(4)Based on information provided in Schedule 13G filed on February 14, 2022 by Nut Tree Capital Management, LP, Nut Tree Capital Management GP, LLC, and Jared R. Nussbaum (“Nut Tree”). According to Schedule 13G, Nut Tree beneficially owns 10,000,000 shares and has sole voting power with respect to 0 of such shares, shared voting power with respect to 10,000,000 of such shares, sole dispositive power over 0 of such shares and shared dispositive power over 10,000,000 of such shares. The address of Nut Tree is 55 Hudson Yards, 22nd Floor, New York, NY 10001.
(5)Based on information provided in Schedule 13G/A filed on February 9, 2022 by The Vanguard Group (“Vanguard”). According to Schedule 13G, Vanguard beneficially owns 8,449,862 shares and has sole voting power with respect to 0 of such shares, shared voting power with respect to 72,694 of such shares, sole dispositive power over 8,303,130 of such shares and shared dispositive power over 146,732 of such shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(6)Based on information provided in Schedule 13G filed on February 3, 2022 by BlackRock, Inc. (“BlackRock”). According to Schedule 13G, Blackrock beneficially owns 7,623,759 shares and has sole voting power with respect to 7,392,911 of such shares, shared voting power with respect to 0 of such shares, sole dispositive power over 7,623,759 of such shares and shared dispositive power over 0 of such shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(7)Total includes directors and executive officers.

Proposal No. 2: Advisory Vote on Executive Compensation

PROPOSAL NO. 2:    Advisory Vote On Executive Compensation
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders an opportunity to indicate whether they support the compensation of our named executive officers, as described in this proxy statement. At our 2019 annual meeting of stockholders, our stockholders voted, on a non-binding advisory basis, to recommend that we hold a “say-on-pay” vote on an annual basis, and the Board approved such recommendation. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement in accordance with the SEC’s compensation disclosure rules. Please see “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers for 2021.
The Board of Directors recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”
Although this vote is advisory and is not binding on the Company, the Compensation Committee values the opinions of our stockholders. To the extent that there is any significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the advisory “say on pay” resolution regarding the compensation of our named executive officers. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Proposal No. 3: Ratification of Appointment of Our Independent Registered Public Accounting Firm

PROPOSAL NO. 3:    Ratification Of Appointment Of Our Independent Registered Public Accounting Firm
The Audit Committee of our Board has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of EY will be present at the 2022 Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Even if the appointment of EY as our independent registered public accounting firm is ratified, our Board and the Audit Committee may, in their discretion, change that appointment at any time during the year should they determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of EY is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

Audit Committee Report

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board, consistent with the corporate governance rules of the U.S. Securities and Exchange Commission, or the SEC, and the New York Stock Exchange, or the NYSE. A copy of the Audit Committee charter is available on the Company’s website at www.brightspire.com. The Board has determined that all members of the Audit Committee meet the independence standards established by the NYSE.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal control over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee appointed Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, or U.S. GAAP, and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (1) the integrity of the Company’s financial statements; (2) the Company’s independent registered public accounting firm’s qualifications and independence; (3) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function, which was performed by DLA LLC for the 2021 year; and (4) the Company’s compliance with legal and regulatory requirements.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. GAAP. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board.
In addition, the Audit Committee discussed with Ernst & Young LLP its independence from the Company and the Company’s management and Ernst & Young LLP provided to the Audit Committee the written disclosures and letter required from the independent registered public accounting firm by the applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is filed with the SEC. The Board approved this recommendation.
Audit Committee:

Winston W. Wilson, Chairman
Catherine D. Rice
Catherine Long
Vernon B. Schwartz
John E. Westerfield
The report of the Audit Committee does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

Independent Registered Public Accounting Firm's Fees

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has engaged EY as the Company’s independent registered public accounting firm for the year ended December 31, 2021. EY has served as the Company’s independent registered public accounting firm since its initial appointment in June 2017.
Aggregate fees billed and expected to be billed by EY for the fiscal years ended December 31, 2021 and 2020 were as follows (dollars in thousands):

TYPE OF FEE	2021	2020
Audit Fees (1)	$2,931,225	$2,536,450
Audit-Related Fee	—	—
Tax Fee (2)	468,288	356,000
All Other Fees	—	—

Total	$3,399,513	$2,892,450

____________
(1)Fees for audit services for the fiscal years ended December 31, 2021 and 2020 include fees associated with the annual audits for such years, including the audit of the Company’s internal control over financial reporting, the quarterly review of the financial statements included in the Company’s quarterly reports on Form 10-Q, consultations with the Company’s management on technical accounting and regulatory issues and services provided for assistance with and review of other regulatory filings.
(2)Tax fees represent fees and expenses related to the review and assistance with the preparation of tax returns, tax consulting related to REIT qualification, and general federal, state and foreign tax consulting.

All audit and audit-related services provided by EY in 2021 and 2020 were pre-approved by the Audit Committee, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee.
AUDIT COMMITTEE PRE-APPROVAL POLICY
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit or permissible non-audit service to the Company. Pursuant to the Audit and Non-Audit Services Pre-Approval Policy, which will be reviewed and reassessed annually by the Audit Committee, a list of specific services within certain categories of services, including audit, audit-related, tax and other services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by the Company for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to specifically pre-approve engagements for the performance of audit and permissible non-audit services, provided that the estimated cost for such services shall not exceed $250,000. The Chairman must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement, including (1) the type of services covered by the engagement, (2) the dates the engagement is scheduled to commence and terminate, (3) the estimated fees payable by the Company pursuant to the engagement, (4) other material terms of the engagement, and (5) such other information as the Audit Committee may request.

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan

PROPOSAL NO. 4:    Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
We are asking our stockholders to consider and vote upon a proposal to approve the BrightSpire Capital, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which constitutes an amendment and restatement of the Company’s current equity incentive plan, the Colony NorthStar Credit Real Estate, Inc. 2018 Equity Incentive Plan (the “2018 Plan”).
Upon the recommendation of the Compensation Committee of our Board, the Board adopted the 2022 Plan on February 15, 2022, subject to the receipt of stockholder approval at the 2022 Annual Meeting. If approved by our stockholders at the 2022 Annual Meeting, the 2022 Plan will be effective as of May 5, 2022, the date the 2022 Plan is approved by our stockholders (the “Amendment Date”), and will:
➢    constitute an amendment and restatement of the 2018 Plan;
➢    increase the total number of shares of common stock issuable under the 2018 Plan by 10,000,000 shares of common stock;
➢    extend the termination date of the 2018 Plan to May 4, 2032 (the day prior to the tenth anniversary of the Amendment Date), unless terminated prior thereto by its terms; and
➢    make certain other non-substantive clarifying and administrative edits, including removal of references to our prior external manager.

The Board believes that the 2022 Plan is in the best interests of the Company and its stockholders because it will permit the Company to continue to provide compensatory equity-based grants to promote the growth and success of the Company by aligning the interests of the 2022 Plan grantees with those of the Company’s stockholders and to recruit, reward, and retain employees, officers, directors, consultants, and advisors of the Company and its subsidiaries.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the 2022 Plan. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2022 PLAN.

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan

BRIGHTSPIRE CAPITAL, INC, 2022 EQUITY INCENTIVE PLAN
2022 Plan Highlights and Key Features
The following highlights the key amendments incorporated into the 2022 Plan and the reasons that we believe that stockholders should vote for Proposal 4.
Shares Available and Outstanding
•Subject to adjustment as provided in the 2022 Plan, as of the Amendment Date, the maximum number of shares of common stock that will be available for issuance under the 2022 Plan will be equal to the sum of (i) 10,000,000 shares of common stock, plus (ii) the number of shares of common stock available for future awards under the 2018 Plan as of the Amendment Date, plus (iii) the number of shares of common stock related to awards outstanding under the 2018 Plan as of the Amendment Date that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of common stock.
•As of March 7, 2022, 183,575 shares of common stock were available for grants of future awards under the 2018 Plan, and 1,482,094 shares of common stock were subject to outstanding awards under the 2018 Plan that could terminate by expiration, forfeiture, or cancellation in the future.
Burn Rate
The following table sets forth information regarding historical awards granted and earned for the period of 2019 through 2021, and the corresponding burn rate, which is defined as (i) the number of shares subject to awards granted in a fiscal year (or, for awards subject to performance-based vesting, earned), multiplied by a burn rate conversion factor, divided by (ii) the weighted average shares of common stock outstanding for that fiscal year, for each of the last three fiscal years:

Year	Options Granted	Full-Value Shares Granted	Total Granted (1)	Weighted Average of Common Shares Outstanding	Unadjusted Burn Rate	Multiplier-Adjusted Burn Rate

2021	0	1,778,094	2,667,141	128,727,000	1.38%	2.07%

2020	0	237,340	356,010	128,548,000	0.18%	0.28%

2019	0	831,910	1,247,865	138,391,000	0.65%	0.97%
3-Year Average					0.74%	1.11%

____________
(1)    Total Granted is the sum of options granted and Adjusted Full-Value Shares, which reflects the volatility adjusted multiplier of 1.5 option shares for each full-value share.
Plan Considerations
In reviewing the 2022 Plan, the Company considered the following key metrics and factors:
➢    Reasonable Plan Cost:
◦Permits continued alignment of interests through use of equity compensation
◦Reasonable number of additional shares requested – 10,000,000 shares, plus remaining shares from 2018 Plan
◦Awards would not have a substantially dilutive effect (issuance of all new shares would represent approximately 7.7% of currently outstanding shares of common stock)
◦Estimated duration of six to seven years
➢    Responsible Grant Practices:
◦Our Compensation Committee designs our compensation program to be competitive with our peers
◦1.11% three-year average burn rate is below the ISS industry standard for the Company's assigned GICS code (diversified financial company) of 7.06%
◦Time-based awards generally vest ratably over three years for all executive officers

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
◦Performance-based awards are generally tied to performance metrics over a two- or three-year performance period
◦Robust stock ownership guidelines
➢    Stockholder-Friendly Plan Features:
◦No repricing or cash buyout of options or stock appreciation rights (“SARs”) permitted without prior stockholder approval
◦No reload or “evergreen” stock replenishment features
◦No liberal share recycling
◦No liberal change in control definition
◦Granting of options and SARs only at a per share exercise price at least equal to the fair market value of a share of our common stock on the grant date
◦Ten-year maximum term for options and SARs
◦No vesting in dividends or dividend equivalent rights paid on performance-based awards, unless the underlying award vests
◦No dividends or dividend equivalent rights on options or SARs
Consequences of Failure to Obtain Stockholder Approval
If our stockholders do not approve the 2022 Plan, the 2018 Plan will remain in effect in its current form, and we will continue to make compensatory equity-based grants to employees, officers, directors, consultants, and advisors of the Company and its subsidiaries under the 2018 Plan until the share reserve under the 2018 Plan is exhausted. As of March 18, 2022, an estimated 183,575 shares of common stock remained available for future grant under the 2018 Plan (without giving effect to additional shares of common stock that may become available upon the future expiration, forfeiture, or cancellation of outstanding awards).
The Board believes that, if the 2022 Plan is not approved, that our ability to align the interests of key persons with stockholders through equity-based compensation would be compromised, disrupting our compensation program and impairing our ability to recruit, retain, and reward key people or requiring us to shift our compensation plan to include more cash compensation. Increasing the cash component of our employee and director compensation may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Furthermore, replacing equity awards with cash would also increase cash compensation expense and use cash that could be better utilized if reinvested in our businesses or returned to our stockholders.
In addition, as detailed below under the heading “Awards Subject to Stockholder Approval and New Plan Benefits Table,” on February 23, 2022, the Compensation Committee approved certain conditional restricted stock grants relating to 1,505,450 shares of common stock (the “conditional grants”) to approximately 27 eligible grantees (or approximately 50% of our employees), including the Company’s named executive officers, with vesting in one-third increments on March 15, 2023, March 15, 2024 and March 15, 2025. If stockholder approval is obtained and the applicable grantee remains in service as of the date of the 2022 Annual Meeting, then the Company will grant such grantee a restricted stock award under the 2022 Plan with respect to the number of shares of common stock subject to the conditional grant. If stockholder approval is not obtained and the applicable grantee remains in service as of the date of the 2022 Annual Meeting, then the conditional grant will represent the right to receive, upon each vesting date under the award, a cash amount equal to the number of shares of common stock subject to the conditional grant and vesting on such date, multiplied by the value per share of common stock on the vesting date.
Summary of Material Terms of the 2022 Plan
The following is a summary of the material terms of the 2022 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2022 Plan and is qualified in its entirety by reference to the complete text of the 2022 Plan, a copy of which is attached as Appendix A to this proxy statement and incorporated by reference into this proposal. You are urged to read this proposal and the text of the 2022 Plan in their entirety.
Purpose. The purpose of the 2022 Plan is to give eligible persons awards that are linked to the performance of the Company’s common stock, to implement our compensation philosophy (described in further detail above in “Executive Compensation—Compensation Philosophy / Elements of Compensation”) and to motivate each recipient to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability. Similarly, the 2022 Plan also provides the Company and its affiliates the means to recruit, reward, and retain key personnel.
Eligibility. All employees, officers, directors, consultants, or advisors (who are natural persons) currently providing services to the Company or its affiliates, including our OP, or any other individual whose participation in the 2022 plan is determined to be in the best interests of the Company are eligible to receive awards under the 2022 Plan. As of March 18, 2022, each of our

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
approximately 55 employees, including each of our named executive officers, and approximately 5 nominee non-employee directors are eligible to participate in the 2022 Plan.
Amendment Date, Amendment and Term. If approved by stockholders at the 2022 Annual Meeting, the 2022 Plan will be effective as of May 5, 2022, the date the 2022 Plan is adopted by the stockholders (the “Amendment Date”). The 2022 Plan will terminate automatically at 11:59pm EST on the day before the tenth (10th) anniversary of the Amendment Date (that is, May 4, 2032) unless earlier terminated by the Board.
The Board may amend, suspend, or terminate the 2022 Plan at any time; provided that no amendment, suspension, or termination may impair the rights or obligations of grantees with outstanding awards without the grantees’ consent. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions or the option/stock appreciation right pricing provisions of the 2022 Plan.
Administration. The 2022 Plan will be administered by a committee, such as the Compensation Committee and which we refer to here as the “Committee,” consisting of two or more directors of the Company designated by the Board to administer the 2022 Plan. Each director will be required to be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and, for so long as our stock is listed on the New York Stock Exchange, be required to qualify as an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual. The Board will also be authorized to appoint one or more committees of the Board consisting of one or more directors of the Company who need not be “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. Any such committees would be authorized to administer the 2022 Plan with respect to grantees in the 2022 Plan who are not Company “officers” within the meaning of Rule 16a-1(f) of the Exchange Act or Company directors and, in this capacity, would be authorized to grant awards under the 2022 Plan to such grantees and to determine all terms of such awards. In addition, the Committee may delegate to the Company’s Chief Executive Officer or another Company officer, in each case who is also a member of the Board, the power and authority to grant awards under the 2022 Plan to eligible grantees.
During any period of time in which we do not have a compensation committee, the 2022 Plan will be administered by our Board or another committee appointed by the Board. Except where the authority to act on such matters is specifically reserved to our Board under the 2022 Plan or applicable law, the Committee and each other committee acting in accordance with the foregoing plan provisions will have full power and authority to interpret and construe all terms of the 2022 Plan, any award or any award agreement, and to make all related determinations, including the power and authority to:
➢    designate grantees of awards;
➢    determine the type or types of awards to be made to a grantee;
➢    determine the number of shares of common stock to be subject to an award;
➢    establish the terms and conditions of each award;
➢    prescribe the form of each award agreement;
➢    subject to the limitations in the 2022 Plan (including the prohibition on repricing of options and SARs without stockholder approval), amend, modify, or supplement the terms of any outstanding award; and
➢    make substitute awards.

Awards. The following types of awards may be made under the 2022 Plan, subject to the limitations set forth in the 2022 Plan:
➢    options, which may be incentive stock options or non-qualified stock options;
➢    stock appreciation rights or “SARs”;
➢    restricted stock;
➢    unrestricted stock;
➢    stock units;
➢    dividend equivalent rights;
➢    performance awards;
➢    annual incentive awards;
➢    long-term incentive units or “LTIP units”; or
➢    other equity-based awards.
Since inception, the Company has only issued restricted stock and performance awards (with dividend equivalent rights related thereto, paid only when the performance awards are earned upon achievement of applicable goals and vesting terms).
An incentive stock option is an option that meets the requirements of Section 422 of the Code, and a non-qualified stock option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of shares of common stock, cash or a combination of shares of common stock and cash, the excess of the fair market value of one share of common stock on the exercise date over the exercise price of the SAR. Restricted stock is an award of shares of common stock on which is imposed vesting restrictions that subject the shares of common stock to a substantial risk of forfeiture, as

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
defined in Section 83 of the Code. Unrestricted stock is an award of shares of common stock granted free of restrictions other than those imposed under federal or state securities law. A stock unit is a right that represents the equivalent of one (1) share of common stock and that may be made subject to the same types of restrictions and risk of forfeiture as restricted stock and which may be settled in the form of shares of common stock, cash or a combination of shares of common stock and cash. Dividend equivalent rights are awards entitling the grantee to receive cash, shares of common stock, other awards under the 2022 Plan, or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of common stock. Performance awards are awards made subject to the achievement of one or more performance goals over a performance period established by the Committee. An annual incentive award is an award, denominated in cash, made subject to the attainment of performance goals over a period of up to one year. LTIP units are awards of an interest in the OP affiliated with the Company.
Awards under the 2022 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the 2022 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction with the Company or any of the Company’s affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or tandem with other awards may be granted at any time.
The Company may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee.
Share Available for Issuance. Subject to adjustment as provided in the 2022 Plan, the maximum number of shares that will be available for issuance under the 2022 Plan will be equal to the sum of:
➢    10,000,000 shares of common stock, plus
➢    the number of shares of common stock available for future awards under the 2018 Plan as of the Amendment Date, plus
➢    the number of shares of common stock related to awards outstanding under the 2018 Plan as of the Amendment Date that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of common stock.
Shares of common stock to be issued under the 2022 Plan may be authorized and unissued shares of common stock or treasury shares of stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of common stock available for issuance under the 2022 Plan may be used for any type of award under the 2022 Plan, and any or all of the shares of common stock available under the 2022 Plan will be reserved for issuance pursuant to incentive stock options.
Shares of common stock subject to an award granted under the 2022 Plan will be counted against the maximum number of shares of common stock available for issuance under the plan as one share of common stock for every one share of common stock subject to such an award. Shares of common stock subject to an award under the 2022 Plan will again become available for issuance under the 2022 Plan if the award terminates by expiration, forfeiture, or cancellation, or otherwise without issuance of such shares of common stock (except as set forth below).
The number of shares of common stock available for issuance under the 2022 Plan will not be increased by the number of shares of common stock:
➢    tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option;
➢    deducted or delivered from an award payment in connection with the Company’s tax withholding obligations;
➢    purchased by the Company with proceeds from option exercises; or
➢    subject to a SAR that is settled in shares of common stock that were not issued upon the net settlement or net exercise of such SAR.
The 2022 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards:
➢    The maximum number of shares of common stock subject to options or SARs that may be granted under the 2022 Plan to any person eligible for an award (other than a non-employee director) is one million (1,000,000) shares of common stock in a calendar year;
➢    The maximum number of shares of common stock that may be granted under the 2022 Plan, other than pursuant to an option or SAR, that are stock-denominated and are either stock- or cash-settled to any person eligible for an award (other than a non-employee director) is one million (1,000,000) shares of common stock in a calendar year;
➢    The maximum amount that may be paid as a cash-denominated performance award (whether or not cash-settled) in respect of a performance period of twelve (12) months or less to any person eligible for an award (other than a non-

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
employee director) is four million dollars ($4,000,000), and the maximum amount that may be paid as a cash-denominated performance award (whether or not cash-settled) in respect of a performance period greater than twelve (12) months to any person eligible for an award (other than a non-employee director) is seven million five hundred thousand dollars ($7,500,000);
➢    The maximum number of shares of common stock that may be granted under the 2022 Plan pursuant to awards that are stock-denominated and are either stock- or cash-settled to any non-employee director is one hundred thousand (100,000) shares of common stock in a calendar year; and
➢    The maximum amount that may be paid as a cash-denominated award (whether or not cash-settled) to any non-employee director is one million dollars ($1,000,000) in a calendar year.
The number and kinds of shares of stock for which awards may be made under the 2022 Plan, including the stock limits described above, will be adjusted proportionately and accordingly by the Committee if the number of outstanding shares of common stock is increased or decreased or the shares are changed into or exchanged for a different number of shares or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of stock effected without receipt of consideration by the Company.
Fair Market Value Determination. Generally, for so long as the shares of common stock remain listed on the New York Stock Exchange, the fair market value of a share of common stock on a grant date, or on any other date for which fair market value is required to be established under the 2022 Plan, will be the closing price of the shares of common stock as reported on the New York Stock Exchange on such date. If there is no reported closing price on such date, the fair market value of the shares of common stock will be the closing price of the shares on the next preceding trading date on which any sale of shares of common stock will have been reported on the New York Stock Exchange.
If the shares of common stock cease to be listed on the New York Stock Exchange and are listed on another established national or regional stock exchange or traded on another established securities market, fair market value will generally similarly be determined by reference to the closing price of the shares on the applicable date as reported on such other stock exchange or established securities market.
If the shares of common stock cease to be listed on the New York Stock Exchange or another established national or regional stock exchange or traded on another established securities market, the Committee will determine the fair market value of the shares of common stock by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.
On March 18, 2022, the closing price of a share of common stock as reported on the New York Stock Exchange was $9.30 per share of common stock.
Options. The 2022 Plan authorizes the Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the 2022 Plan, and the Committee may accelerate the exercisability of options at any time. No option may be exercisable more than ten years after the option grant date, or five years after the option grant date in the case of an incentive stock option granted to a “ten percent stockholder” (as defined in the 2022 Plan); provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any option granted to a grantee who is a foreign national or is a natural person who is employed outside of the United States, such option may terminate, and all rights to purchase shares of common stock thereunder may cease, upon the expiration of such period longer than ten years from the grant date of such option as the Committee may determine.
The exercise price per share of each option granted under the 2022 Plan may not be less than 100%, or 110% in the case of an incentive stock option granted to a “ten percent stockholder,” of the fair market value of a share of common stock on the option grant date, except in the case of an option granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.
Options will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a non-qualified stock option may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
Stock Appreciation Rights. The 2022 Plan authorizes the Committee to grant SARs. The Committee will determine on the grant date or thereafter, the time or times at which and circumstances under which a SAR may be exercised in whole or in part, the time or times at which SARs will cease to be or become exercisable following termination of service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, and method by or forms in which shares of common stock will be delivered or deemed to be delivered to grantees. The amount that the recipient will

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
receive upon exercise of the SAR generally will equal the excess of the fair market value of our common stock on the date of exercise over the fair market value of our common stock on the grant date. SARs may be granted in tandem with an option grant or independently from an option grant. The term of a SAR cannot exceed ten (10) years from the date of grant.
SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed “not for value.”
Restricted Stock and Stock Units. The 2022 Plan authorizes the Committee to grant restricted stock and stock units. Subject to the provisions of the 2022 Plan, the Committee will determine the terms and conditions of each award of restricted stock and stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the shares of common stock subject to the award. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Committee may determine. A grantee of restricted stock will have all of the rights of a stockholder as to those shares of common stock, including, without limitation, the right to vote the shares of common stock and receive dividends or distributions on the shares of common stock, except to the extent limited by the Committee. Dividends paid on restricted stock which vests or is earned based upon the achievement of performance goals will not vest unless such performance goals for such restricted stock are achieved, and if such performance goals are not achieved, the grantee of such restricted stock will promptly forfeit or repay to the Company such dividend payments. Grantees of stock units will have no voting or dividend rights or other rights associated with stock ownership, although the Committee may award dividend equivalent rights on such units. Dividend equivalent rights paid on stock units which vest or are earned based upon the achievement of performance goals will not vest unless such performance goals for such stock units are achieved, and if such performance goals are not achieved, the grantee of such stock units will promptly forfeit or repay to the Company such dividend equivalent rights.
During the restricted period, if any, when shares of restricted stock and stock units are non-transferable or forfeitable, a grantee is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating, or otherwise encumbering or disposing of his or her shares of common stock subject to the award.
Dividend Equivalent Rights. The 2022 Plan authorizes the Committee to grant dividend equivalent rights. Dividend equivalent rights may be granted independently or in connection with the grant of any equity-based award, except that no dividend equivalent right may be granted in connection with, or related to an option or SAR. Dividend equivalent rights may be paid currently (with or without being subject to forfeiture or a repayment obligation) or accrued as contingent cash obligations and may be payable in cash, common shares, or a combination of the two. The Committee will determine the terms of any dividend equivalent rights.
Performance Awards and Annual Incentive Awards. The 2022 Plan authorizes the Committee to grant performance awards and/or annual incentive awards. Subject to the provisions of the 2022 Plan, the Committee will determine the terms and conditions of each performance award and/or annual incentive award, including the applicable performance period, the performance goals, and such other conditions that apply to the performance award and/or annual incentive award. Any performance measure(s) may be used to measure the performance of the Company and its subsidiaries and other affiliates as a whole or any business unit of the Company, its subsidiaries, and/or its affiliates or any combination thereof, as the Committee may deem appropriate, or any performance measures as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate. Performance goals may relate to our financial performance or the financial performance of our operating units, the grantee’s performance, or such other criteria determined by the Committee.
LTIP Units. The 2022 Plan authorizes the Committee to grant LTIP units. LTIP units are a special class of units in our OP that are intended to constitute a “profits interest” within the meaning of the Code and the guidance thereunder. LTIP units may be issued only to grantees for the performance of services to or for the benefit of the OP in the grantee’s capacity as a partner of the OP, in anticipation of the grantee becoming a partner of the OP, or as otherwise determined by the Committee. A LTIP unit will become vested at such times and under such conditions as will be determined by the Committee.
Other Equity-Based Awards. The 2022 Plan authorizes the Committee to grant other types of stock-based awards under the 2022 Plan. Other equity-based awards are payable in cash, common stock, or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by the Committee. The terms and conditions that apply to other equity-based awards are determined by the Committee.
No Re-Pricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (i) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs, as applicable; (ii) cancel outstanding options or SARs in exchange for or substitution of

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
options or SARs, as applicable, with an exercise price that is less than the exercise price of the original options or SARs; or (iii) cancel outstanding options or SARs with an exercise price above the current stock price in exchange for cash or other securities.
Forfeiture; Recoupment. The Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligation with respect to the Company or any affiliate, secondment agreement, company policy or procedure, other agreement, or any other obligation of the grantee to the Company or any affiliate, as and to the extent specified in such award agreement. The Committee may annul an outstanding award if the grantee is an employee and is terminated for “cause” as defined in the 2022 Plan, the applicable award agreement, or for “cause” as defined in any other agreement between the applicable entity and such grantee, as applicable.
In addition, any award granted pursuant to the 2022 Plan is subject to mandatory repayment by the grantee to the Company to the extent the grantee is or in the future becomes subject to any Company “clawback” or recoupment policy that requires the repayment by the grantee to the Company of compensation paid by the Company to the grantee in the event that the grantee fails to comply with, or violates, the terms or requirements of such policy.
Change in Capitalization. The Committee may adjust the terms of outstanding awards under the 2022 Plan to preserve the proportionate interests of the holders in such awards on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares of common stock effected without receipt of consideration by the Company. The adjustments will include proportionate adjustments to (i) the number and kind of shares of common stock subject to outstanding awards and (ii) the per share exercise price of outstanding options or SARs.
Reorganization not Constituting a Change in Control. If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a “change in control” (as defined in the 2022 Plan), any awards will be adjusted to pertain to and apply to the securities to which a holder of the number of common stock subject to such award would have been entitled immediately after such transaction, with a corresponding proportionate adjustment to the per share price of options and SARs so that the aggregate price per share of each option or SAR thereafter is the same as the aggregate price per share of each option or SAR subject to the option or SAR immediately prior to such transaction. Further, in the event of any such transaction, performance awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of common stock subject to such performance awards would have been entitled to receive following such transaction.
Change in Control. Upon the occurrence of a “change in control” (as defined in the 2022 Plan) in which all or a portion of outstanding awards are not assumed or continued in connection with the transaction:
➢    With the exception of any performance awards, all outstanding awards of restricted stock, stock units, dividend equivalent rights, LTIP units, and other equity-based awards will immediately vest as of immediately prior to the occurrence of such change in control and will be cancelled in exchange for payment or delivery of an amount in cash or securities having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control.
➢    All outstanding options and SARs will be cancelled in exchange for payment or delivery of an amount in cash or securities having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control (reduced by the exercise price for outstanding options and SARs), except in the case of any option or SAR with an exercise price that equals or exceeds the price paid to holders of shares of common stock pursuant to the change in control, in which case, the Committee may cancel the option or SAR without the payment of consideration therefor. At the Committee’s discretion, with respect to options and SARs, after providing notice to holders pursuant to the terms of the 2022 Plan, the Committee may instead or as a precursor to the foregoing treatment provide that at least fifteen (15) days prior to the scheduled consummation of the change in control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of fifteen (15) days (the “exercise window”). With respect to the establishment of an exercise window, (i) any exercise of options or SARs during such fifteen (15)-day period will be conditioned upon the consummation of the change in control and will be effective only immediately before the consummation of the change in control, and (ii) upon consummation of the change in control, all outstanding but unexercised options and SARs will, at the discretion of the Committee, terminate without the payment of consideration therefor.
➢    For performance awards denominated in shares of common stock, stock units, or LTIP units, with respect to the performance conditions of such awards, (i) if equal to or less than half of the performance period has lapsed, the unearned portion of any such awards will be deemed to have vested as to the number of shares of common stock, stock units, or LTIP units equal to a pro-rata portion of the target number of shares of common stock, stock units, or

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
LTIP units (calculated based on the period elapsed from the grant date through the date of the change in control) or (ii) if more than half the performance period has lapsed, the unearned portion of any such awards will vest based on actual achievement of the applicable performance conditions through the date of the change in control (as determined by the Committee in good faith). The Committee shall take either or both of the following actions: (1) cancel such awards in exchange for an amount in cash or securities having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share paid to holders of shares of common stock pursuant to such change in control; and/or (2) convert such awards into cash- or stock-denominated awards subject to service-based vesting for the remainder of the performance period.
If a change in control occurs and if a provision is made in writing in connection with the change in control for the assumption, continuation, or substitution of outstanding awards under the 2022 Plan, the 2022 Plan and the awards will continue, with appropriate adjustments, under the terms so provided.
Definition of Change in Control. The 2022 Plan defines a “change in control” to mean:
➢    An individual, entity, or group (with certain exceptions) acquires more than fifty percent (50%) of either the then outstanding shares of common stock or the total combined voting power of the Company’s outstanding voting securities;
➢    Individuals who, on the Amendment Date, constitute the Company’s Board (the “incumbent board”) cease for any reason to constitute a majority of the Board, treating any individual whose election or nomination was approved by a majority of the incumbent board as a member of the incumbent board (excluding for this purpose any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board);
➢    Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company, unless (i) the holders of the Company’s outstanding shares of common stock and combined voting power of the Company’s voting securities immediately prior to the transaction own more than fifty percent (50%) of the then outstanding shares and combined voting power of the voting securities in the surviving entity or its parent in substantially the same proportions as before the transaction, (ii) no person owns, directly or indirectly, thirty-five percent (35%) or more of the outstanding shares or the combined voting power of the voting securities of the surviving entity unless such ownership existed before the transaction, and (iii) at least a majority of the members of the board of the surviving entity were members of the incumbent board at the time of the execution of the initial agreement, or at the time of the action of the Board, providing for such transaction; or
➢    The Company is liquidated or dissolved after the stockholders approve such liquidation or dissolution.

The definition of change in control described above is merely a summary. Please refer to the 2022 Plan for a complete description of what constitutes a change in control.
Federal Tax Consequences
The U.S. federal income tax consequences of awards under the 2022 Plan for grantees and the Company will depend on the type of award granted. The following summary description of tax consequences is intended only for the general information of stockholders. A grantee in the 2022 Plan should not rely on this description and instead should consult his or her own tax advisor.
Incentive Stock Options.  An optionholder will not realize taxable income upon the grant of an incentive stock option under the 2022 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive stock option. An optionholder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares of common stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder’s death or disability, if an option is exercised more than three months after the optionholder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to non-qualified stock options, as summarized below.
If an optionholder sells the shares of common stock acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option stock will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option stock is qualifying, any excess of the sale price of the option stock over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option stock on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares of common stock at the time the option was exercised over the exercise price will be ordinary income for income tax purposes

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares of common stock were sold more than one year after the option was exercised.
Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder.
If an optionholder pays the exercise price of an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the exercise price, the exchange of stock will be treated as a nontaxable exchange, except that this treatment will not apply if the optionholder acquired the shares of common stock being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares of common stock tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the new shares of common stock will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock.
Non-qualified Stock Options. An optionholder will not realize taxable income upon the grant of a non-qualified stock option. When an optionholder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares of common stock subject to the option on the date of exercise will constitute compensation income taxable to the optionholder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if the Company complies with applicable reporting requirements and Section 162(m) of the Code.
If an optionholder tenders shares of common stock in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares of common stock tendered, even if the shares of common stock were acquired pursuant to the exercise of an incentive stock option. In such an event, the optionholder will be treated as receiving an equivalent number of shares of common stock pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares of common stock tendered will be treated as the substituted tax basis for an equivalent number of shares of common stock received, and the shares of common stock received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares of common stock. The difference between the aggregate exercise price and the aggregate fair market value of the shares of common stock received upon the exercise of the option will be taxed as ordinary income, just as if the optionholder had paid the exercise price in cash.
Stock Appreciation Rights. The grant of SARs will not result in taxable income to the grantee or a deduction to the Company. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the shares of common stock received by the grantee. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, as to SARs that are settled in shares of common stock, if the Company complies with applicable reporting requirements.
Restricted Stock and Stock Units. Upon the grant of restricted stock or stock units, there will be no tax consequences to the grantee. Generally, the grantee will recognize ordinary income on the date the award vests, in an amount equal to, in the case of restricted stock, the value of the shares of common stock on the vesting date, or, in the case of restricted stock units, the amount of cash paid and the fair market value of any shares of common stock delivered on the vesting date. With respect to restricted stock, under Section 83 of the Code, a grantee may elect to recognize income at the grant date rather than the date of vesting. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Stock. A grantee of unrestricted stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares of common stock. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.
Upon the grantee’s disposition of unrestricted stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares of common stock for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalent Rights. Grantees under the 2022 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. 2022 Equity Incentive Plan
Performance Awards or Annual Incentive Awards. A distribution of shares of common stock or a payment of cash in satisfaction of a performance award or annual incentive award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the shares of common stock determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code.
LTIP Units. LTIP units that constitute “profits interests” within the meaning of the Code and published Internal Revenue Service guidance will generally have no tax consequences for the grantee on the grant date or, if not vested on the grant date, on vesting. The grantee, however, will be required to report on his or her income tax return the grantee’s allocable share of the operating partnership’s income, gains, losses, deductions, and credits, regardless of whether the operating partnership makes a distribution of cash. Instead, the LTIP units are generally taxed upon a disposition of the units or distributions of money to the extent that such amounts received exceed the basis in the LTIP units. Generally, no deduction is available to the Company upon the grant, vesting, or disposition of the LTIP units. If LTIP units are granted to a grantee who is an employee of the Company, the issuance of those units may cause wages paid to the grantee to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the grantee will be required to make quarterly income tax payments rather than having amounts withheld by the Company, the operating partnership, or the grantee’s employer, as applicable. Additionally, if self-employed, the grantee must pay the full amount of all employment taxes on the employee’s compensation, whereas regular employees are responsible only for a portion of these taxes. To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner-employees.
Tax Withholding. Payment of the taxes imposed on awards made under the 2022 Plan may be made by withholding from payments otherwise due and owing to the grantee.
Awards Subject to Stockholder Approval and New Plan Benefits Table
On February 23, 2022, the Compensation Committee approved certain conditional restricted stock grants relating to 1,505,450 shares of common stock (the “conditional grants”) to approximately 27 eligible grantees (or approximately 50% of our employees), including the Company’s named executive officers, with vesting in one-third increments on March 15, 2023, March 15, 2024, and March 15, 2025. If stockholder approval is obtained and the applicable grantee remains in service as of the date of the 2022 Annual Meeting, then the Company will grant such grantee a restricted stock award under the 2022 Plan with respect to the number of shares of common stock subject to the conditional grant. If stockholder approval is not obtained and the applicable grantee remains in service as of the date of the 2022 Annual Meeting, then the conditional grant will represent the right to receive, upon each vesting date under the award, a cash amount equal to the number of shares of common stock subject to the conditional grant and vesting on such date, multiplied by the value per share of common stock on the vesting date.
New Plan Benefits

Name and Position	Dollar Value ($) (1)	Number of Units (#)
Michael J. Mazzei, Chief Executive Officer	3,250,000	377,469
Andrew E. Witt, President and Chief Operating Officer	1,500,000	174,217
Frank Saracino, Chief Financial Officer, Chief Accounting Officer, and Treasurer	1,000,000	116,145
David A. Palamé, General Counsel and Secretary	1,024,300	118,967
All Executive Officers as a Group	6,774,300	786,798
All Non-Executive Directors as a Group	0	0
All Non-Executive Officer Employees as a Group	6,187,493	718,652
____________
(1)With respect to the conditional grants approved by the Compensation Committee on February 23, 2022, the Compensation Committee approved the value shown in the table above on such date and used such value to determine the number of shares reflected in the table above (by dividing the value of the awards by the closing price of a share on the NYSE on February 23, 2022). While the number of shares is currently fixed, the actual dollar value of such shares will not be determinable until the grant date of such awards.
Other than the grants identified in the above table, the benefits that will be awarded or paid under the 2022 Plan cannot currently be determined. Awards granted under the 2022 Plan will be subject to the Compensation Committee’s discretion, and the Compensation Committee has not determined future awards or who might receive them except as set forth in the table above.

Certain Relationships and Related Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
THE COMBINATION
On January 31, 2018, the Company completed the transactions contemplated by that certain Master Combination Agreement, dated as of August 25, 2017, as amended and restated on November 20, 2017 (the “Combination Agreement”), by and among (i) the Company, (ii) the Operating Partnership, (iii) Colony Capital Operating Company, LLC (“CLNY OP”), a Delaware limited liability company and the operating company of DigitalBridge, (iv) NRF RED REIT Corp., a Maryland corporation and indirect subsidiary of CLNY OP (“RED REIT”), (v) NorthStar Real Estate Income Trust, Inc., a Maryland corporation (“NorthStar I”), (vi) NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership and the operating partnership of NorthStar I (“NorthStar I OP”), (vii) NorthStar Real Estate Income II, Inc., a Maryland corporation (“NorthStar II”), and (viii) NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership and the operating partnership of NorthStar II (“NorthStar II OP”).
Pursuant to the Combination Agreement, (i) CLNY OP contributed and conveyed to the Company a select portfolio of assets and liabilities (the “CLNY Contributed Portfolio”) of CLNY OP (the “CLNY OP Contribution”), (ii) RED REIT contributed and conveyed to the OP a select portfolio of assets and liabilities of RED REIT (together with the CLNY OP Contribution, the “CLNY Contributions”), (iii) NorthStar I merged with and into the Company, with the Company surviving the merger (the “NorthStar I Merger”), (iv) NorthStar II merged with and into the Company, with the Company surviving the merger (the “NorthStar II Merger” and, together with the NorthStar I Merger, the “Mergers”), and (v) immediately following the Mergers, the Company contributed and conveyed to the OP the CLNY Contributed Portfolio and the equity interests of each of NorthStar I OP and NorthStar II OP then-owned by the Company in exchange for units of membership interest in the OP (the “Company Contribution” and, collectively with the Mergers and the CLNY Contributions, the “Combination”).
RELATED PERSON TRANSACTION POLICY
On January 30, 2018, our Board adopted, and on June 24, 2021, amended and restated, a written related person transaction policy setting forth the policies and procedures for the review, approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Under the policy, related person transactions will be approved or ratified by the Audit Committee or a majority of the disinterested members of our Board.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our executive officers and directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as our director, officer or employee, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:
➢    the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
➢    the director or executive officer actually received an improper personal benefit in money, property or services; or
➢    with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful;
provided, however, that we will (i) have no obligation to indemnify such director or executive officer for a proceeding by or in the right of our Company, for expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses of such director or executive officer for a proceeding brought by such director or executive officer against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the MGCL or as otherwise provided by our charter or bylaws, a resolution of the Board of Directors or an agreement approved by the Board of Directors.

Certain Relationships and Related Transactions

MANAGEMENT AGREEMENT WITH OUR FORMER EXTERNAL MANAGER
On January 31, 2018, the Company and the OP entered into a management agreement with the former manager, as amended by that certain amended and restated management agreement on November 6, 2019 (the “Management Agreement”), pursuant to which the former manager managed the Company’s assets and its day-to-day operations. The former manager was responsible for, among other matters, (1) the selection, origination, acquisition, management and sale of the Company’s portfolio investments, (2) the Company’s financing activities and (3) providing the Company with investment advisory services. The former manager was also responsible for the Company’s day-to-day operations and performed such services and activities relating to the Company’s investments and business and affairs as appropriate. The Management Agreement required the former manager to manage the Company’s business affairs in conformity with the investment guidelines and other policies that were approved and monitored by the Board. The former manager and its affiliates also provided the Company with a management team, including a chief executive officer, president and chief financial officer, which persons were approved by the Board, and prior to the Internalization, each of the Company’s executive officers were also employees of the former manager or its affiliates. The former manager’s role as a manager was under the supervision and direction of the Company’s Board.
The initial term of the Management Agreement expired on the third anniversary of the closing of the Mergers and was automatically renewed for a one-year term each anniversary date thereafter unless earlier terminated as described below. The Company’s independent directors reviewed the former manager’s performance and the fees that might have been payable to the former manager annually and, following the initial term, the Management Agreement would have been terminated if there had been an affirmative vote of at least two-thirds of the Company’s independent directors determining that (1) there had been unsatisfactory performance by the former manager that was materially detrimental to the Company or (2) the compensation payable to the former manager, in the form of base management fees and incentive fees taken as a whole, or the amount thereof, was not fair to the Company, subject to the former manager’s right to prevent such termination due to unfair fees by accepting reduced compensation as agreed to by at least two-thirds of the Company’s independent directors. In such instance, the Company would need to provide the former manager 180 days’ prior written notice of any such termination.
The Company was also permitted to terminate the Management Agreement for cause (as defined in the Management Agreement) at any time, including during the initial term, without the payment of any termination fee, with at least 30 days’ prior written notice from the Company’s Board. Unless terminated for cause, the former manager would be paid a termination fee as described below. The former manager was also permitted to terminate the Management Agreement if the Company became required to register as an investment company under the Investment Company Act with such termination was deemed to occur immediately before such event, in which case the Company would not be required to pay a termination fee. The former manager could decline to renew the Management Agreement by providing the Company with 180 days’ prior written notice, in which case the Company would not be required to pay a termination fee. The former manager was also permitted to terminate the Management Agreement with at least 60 days’ prior written notice if the Company breached the Management Agreement in any material respect or otherwise was unable to perform its obligations thereunder and the breach continued for a period of 30 days after written notice to the Company, in which case the former manager would be paid a termination fee as described below.
In November 2019, the former manager, the Company and the OP amended and restated the Management Agreement to modify the “Core Earnings” definition, providing that “unrealized provisions for loan losses and real estate impairments” shall only be applied as exclusions from the definition of Core Earnings if approved by a majority of the independent directors of the Company. Such change became effective during the fourth quarter of 2019 and resulted in a reduction to Core Earnings which thereby reduced the annual management fee and any incentive fee paid by the Company due to accumulated unrealized provisions for loan losses and real estate impairments to date.
Internalization
On April 30, 2021, the Company completed the Internalization, including the internalization of the Company’s management and operating functions and terminated its relationship with its former manager, a subsidiary of DigitalBridge, in accordance with the Termination Agreement. The Company paid the Manager a one-time termination fee of $102.3 million and additional closing costs of $0.3 million. The Company will not pay management or incentive fees to the Manager for any post-closing period.

Certain Relationships and Related Transactions

Fees to our Manager – Base Management Fee
Following the Internalization on April 30, 2021, the Company no longer pays any base management fee to the former manager.
The base management fee payable to the former manager under the Management Agreement was equal to 1.5% of the Company’s stockholders’ equity (as defined in the Management Agreement), per annum (0.375% per quarter), payable quarterly in arrears in cash. For purposes of calculating the base management fee, the Company’s stockholders’ equity means: (a) the sum of (1) the net proceeds received by the Company (or, without duplication, the Company’s direct subsidiaries, such as the OP) from all issuances of the Company’s or such subsidiaries’ common and preferred equity securities since inception (allocated on a pro rata basis for such issuances during the calendar quarter of any such issuance), plus (2) the Company’s cumulative Core Earnings (as defined in the Management Agreement) from and after the Closing Date to the end of the most recently completed calendar quarter, less (b)(1) any distributions to the Company’s common stockholders (or owners of common equity of the Company’s direct subsidiaries, such as the OP, other than the Company or any of such subsidiaries), (2) any amount that the Company or any of the Company’s direct subsidiaries, such as the OP, have paid to (x) repurchase for cash the Company’s common stock or common equity securities of such subsidiaries or (y) repurchase or redeem for cash the Company’s preferred equity securities or preferred equity securities of such subsidiaries, in each case since the Closing Date and (3) any incentive fee (as described below) paid to the former manager since the Closing Date.
For the year ended December 31, 2021, the total management fee expense incurred was $9.6 million for the period between January 1, 2021 and the Internalization on April 30, 2021.
Fees to our Manager – Incentive Fee
Following the Internalization on April 30, 2021, the Company no longer pays an incentive fee to the former manager.
The incentive fee payable to the former manager was equal to the difference between (i) the product of (a) 20% and (b) the difference between (1) Core Earnings (as defined in the Management Agreement) for the most recent 12-month period (or the Closing Date if it has been less than 12 months since the Closing Date), including the current quarter, and (2) the product of (A) common equity (as defined in the Management Agreement) in the most recent 12-month period (or the Closing Date if it has been less than 12 months since the Closing Date), and (B) 7% per annum and (ii) the sum of any incentive fee paid to the former manager with respect to the first three calendar quarters of the most recent 12-month period (or the Closing Date if it has been less than 12 months since the Closing Date); provided, however, that no incentive fee was payable with respect to any calendar quarter unless Core Earnings (as defined in the Management Agreement) is greater than zero for the most recently completed 12 calendar quarters (or the Closing Date if it has been less than 12 calendar quarters since the Closing Date).
The Company did not incur any incentive fees during the year ended December 31, 2021.
Reimbursement of Expenses
Following the Internalization on April 30, 2021, the Company no longer reimburses any expenses incurred by the former manager.
Reimbursement of expenses related to the Company incurred by the former manager, including legal, accounting, financial, due diligence and other services were paid on the Company’s behalf by the OP or its designee(s). The Company reimbursed the former manager for the Company’s allocable share of the salaries and other compensation of the Company’s chief financial officer and certain of its affiliates’ non-investment personnel who spent all or a portion of their time managing the Company’s affairs, and the Company’s share of such costs was based upon the percentage of such time devoted by personnel of our former manager (or its affiliates) to the Company’s affairs. The Company may have been required to pay the Company’s pro rata portion of rent, telephone, utilities, office furniture, equipment, machinery and other office, internal and overhead expenses of the former manager and its affiliates required for the Company’s operations, including direct costs incurred for the benefit of certain portfolio investments owned by the Company.
For the year ended December 31, 2021, the total reimbursements of expenses incurred by the former manager on behalf of the Company and reimbursable in accordance with the Management Agreement was $2.8 million for the pro-rated period between January 1, 2021 and the Internalization on April 30, 2021.
Equity-Based Compensation to Our Officers and Employees (prior to the Internalization)
Prior to the Internalization, in January 2021, the Company granted 1,420,000 restricted stock units and 276,000 PSUs, in each case, directly to the Company’s officers and other individual employees (each of whom were employed by our external

Certain Relationships and Related Transactions
manager prior to the Internalization), as set forth in further detail above in “Executive Compensation— January 2021 Long-Term Incentive & Performance-Based Equity Grants”. Following the Internalization, these officers and employees became employees of the Company. For the avoidance of doubt, no awards were issued to the Company’s former external manager or any individuals who were not made offers of employment through the Internalization.
REGISTRATION RIGHTS AGREEMENT
In connection with the closing of the Combination, on January 31, 2018, the Company entered into a registration rights agreement with CLNY OP and RED REIT (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company filed a registration statement on Form S-3 that (i) registers for resale the Class A common stock issued in the Combination (and the Class B-3 common stock that has converted to the Class A common stock) and (ii) registers the issuance or resale of the Class A common stock issued upon redemption of the OP Units issued in the Combination. Further, pursuant to the Registration Rights Agreement, at the request of a holder, the Company must use commercially reasonable efforts to effect the sale of all or part of the registrable securities through an underwritten public offering under the applicable registration statement; provided, however, that such holders may not exercise such registration rights more than once in any consecutive 120-day period.
Pursuant to the Registration Rights Agreement, CLNY OP and RED REIT are also entitled to receive notice of any proposed underwritten public offering for the Company’s own account or for another security holder. Such holders may request in writing within five business days following receipt of such notice to participate in any underwritten public offering; provided that if the number of shares of common stock as to which registration has been demanded exceeds the maximum number of shares that can be sold in such offering without adversely affecting its success, the shares of common stock requested by CLNY OP or RED REIT may be cutback from such underwritten public offering.
The Company is required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares by the holders. The Company also is required to indemnify each holder who includes registrable securities in any registration and any person who is or might be deemed a controlling person of such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against certain liabilities incurred in connection with the registration of such holder’s registrable securities.
The registration rights described above will terminate as to any stockholder at such time as all of such stockholder’s securities could be sold in a single calendar quarter without compliance with the registration requirements of the Securities Act pursuant to Rule 144.

Other Matters

OTHER MATTERS
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2023 annual meeting of stockholders if they are received by the General Counsel, in writing addressed to our principal executive office, on or before November 18, 2022.
Proposals received from stockholders submitted outside of Rule 14a-8 under the Exchange Act or for a director nomination must comply with the advance notice and other requirements set forth in our bylaws in order to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the 2023 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s Annual Meeting, be submitted to the Secretary of the Company at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022 at least 120 and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement (or, based on the date of this year’s Proxy Statement of March 18, 2022, between October 19, 2022 and 5:00 p.m., Eastern Time, on November 18, 2022.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 6, 2023.
STOCKHOLDER NOMINATIONS AND RECOMMENDATIONS OF POTENTIAL CANDIDATES
The Nominating and Corporate Governance Committee will consider written recommendations from stockholders of potential director candidates. Such recommendations should be submitted to the Nominating and Corporate Governance Committee in care of our General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022. Director recommendations submitted by stockholders must include, among other things, the following:
➢    the name, age and business address of the individual(s) recommended for nomination;
➢    the class, series and number of any shares of our stock that are beneficially owned by the individual(s) recommended for nomination;
➢    the date such shares of our stock were acquired by the individual(s) recommended for nomination and the investment intent of such acquisition;
➢    whether and the extent to which the individual(s) recommended for nomination or the nominating stockholder(s) have engaged in any hedging, derivative or similar transactions involving our securities, including our common stock, since our last annual meeting; and
➢    all other information relating to such candidate that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates to our Board recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the Nominating and Corporate Governance Committee.
ANNUAL REPORT
This Proxy Statement and our Annual Report are available on our website at www.brightspire.com. In addition, our stockholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand. A copy of our Annual Report will be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022, Attn: General Counsel.
If you would like to receive future stockholder communications via the Internet exclusively, and no longer receive any material by mail, please visit http://www.astfinancial.com and click on “Login” to enroll. Please enter your account number and tax identification number to log in, then select “Receive Company Mailings via E-Mail” and provide your e-mail address.

Other Matters

HOUSEHOLDING OF PROXY MATERIALS
If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717.
WHERE YOU CAN FIND MORE INFORMATION
We make available free of charge through our website at www.brightspire.com under the heading “Shareholders—SEC Filings” the periodic reports and other information we file with the SEC, as required by the Exchange Act. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov.

Appendix A-2022 Incentive Plan
APPENDIX A – 2022 EQUITY INCENTIVE PLAN

__________________________________________________________________

BRIGHTSPIRE CAPITAL, INC.

2022 EQUITY INCENTIVE PLAN

__________________________________________________________________

A-i

	10.1.1 Voting and Dividend Rights	A-14
	10.1.2 Creditor's Rights	A-14
	10.6 Termination of Service	A-15
	10.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units	A-15
	10.8 Delivery of Shares of Stock	A-15
11	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS	A-15
	11.1 Unrestricted Stock Awards	A-15
	11.2 Other Equity-Based Awards	A-15
12	FORM OF PAYMENT FOR OPTIONS, RESTRICTED STOCK AND STOCK UNITS	A-16
	12.1 General Rule	A-16
	12.2 Surrender of Shares of Stock	A-16
	12.3 Cashless Exercise	A-16
	12.4 Other Forms of Payment	A-16
13	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS	A-16
	13.1 Dividend Equivalent Rights	A-17
	13.2 Termination of Service	A-17
14	TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL PERFORMANCE AWARDS	A-17
	14.1 Grant of Performance Awards and Annual Incentive Awards	A-17
	14.2 Value of Performance Awards and Annual Incentive Awards	A-17
	14.3 Earning of Performance Awards and Annual Incentive Awards	A-17
	14.4 Form and Timing of Payment of Performance Awards and Annual Incentive Awards	A-17
	14.5 Performance Conditions	A-17
	14.6 Evaluation of Performance	A-17
15	TERMS AND CONDITIONS OF LONG TERM INCENTIVE UNITS	A-18
	15.1 LTIP Units	A-18
	15.2 Vesting	A-18
16	PARACHUTE LIMITATIONS	A-18
17	REQUIREMENTS OF LAW	A-18
	17.1 General	A-18
	17.2 Rule 16b-3	A-19
18	EFFECT OF CHANGES IN CAPITALIZATION	A-19
	18.1 Changes in Stock	A-19
	18.2 Reorganization in Which the Company is the Surviving Entity Which Does not Constitute a Change in Control	A-19
	18.3 Change in Control in which Awards are not Assumed	A-20
	18.4 Change in Control in which Awards are Assumed	A-20
	18.5 Performance Awards	A-21
	18.6 Adjustments	A-21
	18.7 No Limitations on Company	A-21
19	GENERAL PROVISIONS	A-21
	19.1 Disclaimer of Rights	A-21
	19.2 Nonexclusivity of the Plan	A-21
	19.3 Withholding Taxes	A-22
	19.4 Captions	A-22
	19.5 Other Provisions	A-22
	19.6 Number and Gender	A-22
	19.7 Severability	A-22
	19.8 Governing Law	A-22
	19.9 Code Section 409A	A-23

A-ii

BRIGHTSPIRE CAPITAL, INC.
2022 EQUITY INCENTIVE PLAN
BrightSpire Capital, Inc., a Maryland corporation, sets forth herein the terms of its 2022 Equity Incentive Plan, effective as of the Amendment Date. The Plan is an amendment and restatement of the Prior Plan. Awards granted under the Prior Plan prior to the Amendment Date will be subject to the terms of the Plan, except to the extent that the terms of the Plan are inconsistent with the terms of such Awards. If this amendment and restatement of the Prior Plan is not approved by the Company’s stockholders, then this amendment and restatement of the Prior Plan shall be void ab initio, and the Prior Plan shall continue in effect.
1.PURPOSE
This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding, and retaining key personnel of the Company and its Affiliates. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights, long-term incentive units, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2.DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply (unless the context clearly indicates otherwise):
2.1“Affiliate” means any company or other trade or business that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or SARs, an entity may not be considered an Affiliate of the Company unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent,” and provided further that where granting of Options or SARs is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2“Amendment Date” means [___], 2022, the date the Plan was approved by the stockholders of the Company.
2.3“Annual Incentive Award” means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one year (the Company’s fiscal year, unless otherwise specified by the Committee).
2.4“Applicable Entity” means the Company or its Affiliates.
2.5“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.
2.6“Award” means a grant under the Plan of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Units, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.
2.7“Award Agreement” means the agreement between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.
2.8“Award Stock” shall have the meaning set forth in Section 18.3.
2.9“Benefit Arrangement” shall have the meaning set forth in Section 16.
2.10“Board” means the Board of Directors of the Company.
2.11“Cause” means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Applicable Entity, (a) repeated violations by such Grantee of such Grantee’s obligations to the Applicable Entity (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on such Grantee’s part, which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Applicable Entity, and which are not remedied within a reasonable period of time after such Grantee’s receipt of written notice from the Company specifying such violations; (b) the conviction of such Grantee of a felony involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Applicable Entity; or (c) prior to a Change in Control, such other events as shall be determined by the Committee, in its sole discretion. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.12“Change in Control” means:
(a)    The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the then outstanding shares of Stock (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), each as determined on a Fully Diluted Basis; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company; (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or trust controlled by the Company; and (C) any acquisition by any entity pursuant to a transaction which complies with clauses (i), (ii), and (iii) of subsection (c) of this Section 2.12; or
(b)    Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c)    Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding any corporation or trust resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation or trust resulting from such Business Combination) beneficially owns, directly or indirectly, thirty-five percent (35%) or more of the then outstanding shares of the corporation or trust resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation or trust except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation or trust resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(d)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company and consummation of such transaction.
2.13“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, Treasury Regulations promulgated under such Code Section.
2.14“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Sections 3.1.2 and 3.1.3 (or, if no Committee has been so designated, the Board).
2.15“Company” means BrightSpire Capital, Inc., a Maryland corporation, or its successor(s).
2.16“Designated Officer” means the Company’s Chief Executive Officer or other Company officer, in each case who is also a member of the Board and who is designated by the Committee to make certain Awards under the Plan.

2.17“Determination Date” means the Grant Date or such other date as of which the Fair Market Value of a share of Stock is required to be established for purposes of the Plan.
2.18“Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.19“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards, other property equal in value to dividends, or other periodic payments paid or made with respect to a specified number of shares of Stock.
2.20“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.21“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(a)    If on such Determination Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding trading day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b)    If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.21 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares of Stock may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares of Stock shall be the sale price of such shares of Stock on such date (or if sales of such shares of Stock are effectuated at more than one sale price, the weighted average sale price of such shares of Stock on such date).
2.22“Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee; (b) any person sharing the Grantee’s household (other than a tenant or employee); (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest; (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets; and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.
2.23“Fully Diluted Basis” means as of any date of determination, the sum of (a) the number of shares of voting Stock outstanding as of such date of determination plus (b) the number of shares of voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Stock or indebtedness, exchangeable Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination.
2.24“Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such subsequent date specified by the Committee in the corporate action approving the Award.
2.25“Grantee” means a person who receives or holds an Award under the Plan.

2.26“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.27“Long-Term Incentive Unit” or “LTIP Unit” means an Award under Section 15 of an interest in the Operating Partnership, if any.
2.28“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.29“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.30“Operating Partnership” shall have the meaning set forth in Section 15.
2.31“Operating Partnership Agreement” shall have the meaning set forth in Section 15.
2.32“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.33“Option Price” means the exercise price for each share of Stock subject to an Option.
2.34“Other Agreement” shall have the meaning set forth in Section 16.
2.35“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, Unrestricted Stock, a Stock Unit, a Dividend Equivalent Right, a LTIP Unit, a Performance Award, or an Annual Incentive Award.
2.36“Parachute Payment” shall have the meaning set forth in Section 16.
2.37“Performance Award” means an Award made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.
2.38“Performance Measures” means objective performance criteria on which performance goals under Performance Awards are based, including:
(a) net earnings or net income;
(b) operating earnings;
(c) pretax earnings;
(d) earnings per share of Stock;
(e) share price, including growth measures and total stockholder return;
(f) earnings before interest and taxes;
(g) earnings before interest, taxes, depreciation, and/or amortization;
(h) return measures, including return on assets, capital, investment, equity, sales, or revenue;
(i) cash flow, including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment;
(j) expense targets;
(k) market share;
(l) financial ratios as provided in credit agreements of the Company and its Subsidiaries;
(m) working capital targets;
(n) completion of acquisitions of assets;
(o) completion of asset sales;

(p) revenues under management;
(q) funds from operations;
(r) distributions to stockholders; and
(s) any combination of any of the foregoing business criteria.
2.39“Performance Period” means the period of time during which the performance goals under Performance Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance Award.
2.40“Plan” means this BrightSpire Capital, Inc. 2022 Equity Incentive Plan, as it has been or may be amended from time to time.
2.41“Prior Plan” means the Colony NorthStar Credit Real Estate, Inc. 2018 Equity Incentive Plan, as amended from time to time.
2.42“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock, Stock Units, or Unrestricted Stock.
2.43“Restricted Period” shall have the meaning set forth in Section 10.2.
2.44“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.
2.45“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee pursuant to Section 9.
2.46“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.47“Service” means service as a Service Provider to any Applicable Entity. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to any Applicable Entity. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding, and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. If the Service Provider’s employment or other service relationship is with an Affiliate of the Company and that entity ceases to be an Affiliate of the Company, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate of the Company unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates. Notwithstanding the foregoing, the applicable Award Agreement may provide for a more expansive or more limited definition of “Service” for purposes of vesting or exercisability.
2.48“Service Provider” means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to an Applicable Entity.
2.49“Stock” means the Class A common stock, par value $0.01 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 18.
2.50“Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.
2.51“Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.52“Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10. A Stock Unit may also be referred to as a restricted stock unit.
2.53“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).
2.54“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.55“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent, or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.56“Unrestricted Stock” shall have the meaning set forth in Section 11.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
3.ADMINISTRATION OF THE PLAN
3.1Committee.
3.1.1Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2Composition of Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a Non-Employee Director and for so long as the Stock is listed on the New York Stock Exchange, an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual; provided, that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.
3.1.3Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Non-Employee Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act and for so long as the Stock is listed on the New York Stock Exchange, the rules of such Stock Exchange.
3.1.4Designated Officer.
The Committee may delegate to a Designated Officer the power and authority to grant Awards under the Plan to persons who are otherwise eligible for Awards under Section 6.1; provided, that the Designated Officer shall not grant Awards covering shares of Stock in excess of the aggregate maximum number of shares of Stock specified by the Committee for such purpose at the time of delegation to the Designated Officer (or in excess of the number of shares of Stock remaining available for issuance under the Plan).

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Committee or any determination to be made by the Committee, such action may be taken or such determination may be made by the Designated Officer in connection with Awards made pursuant to this Section 3.1.4 if the Committee has delegated the power and authority to do so to such Designated Officer. Unless otherwise expressly determined by the Committee, the Designated Officer shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement made pursuant to this Section 3.1.4, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Designated Officer shall be final, binding, and conclusive whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
3.2Board.
The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3Terms of Awards.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)    designate Grantees;
(b)    determine the type or types of Awards to be made to a Grantee;
(c)    determine the number of shares of Stock to be subject to an Award;
(d)    establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option; the Purchase Price of any Restricted Stock, Stock Units, or Unrestricted Stock; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(e)    prescribe the form of each Award Agreement evidencing an Award; and
(f)    subject to the restrictions of Section 3.5, amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to reflect differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification, or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.
The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
3.4Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, (e) secondment agreement, (f) Company policy or procedure, (g) other agreement, or (h) any other obligation of such Grantee to the Company or any Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Applicable Entity and such Grantee, as applicable.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is or in the future becomes subject to any Company “clawback” or recoupment policy that requires the repayment by the Grantee to the Company of compensation paid by the Company to the Grantee in the event that the Grantee fails to comply with, or violates, the terms or requirements of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.
Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct, or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12)-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.
Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.
3.5No Repricing.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs, respectively; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price, as applicable, that is less than the Option Price or SAR Exercise Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price, as applicable, above the current stock price in exchange for cash or other securities.
3.6Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.7No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, a Designated Officer, nor any person acting on behalf of the Company, an Affiliate, the Board, the Committee, or a Designated Officer will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 3.7 shall not affect any of the rights or obligations set forth in another applicable agreement between the Grantee and an Applicable Entity.
3.8Stock Issuance/Book-Entry.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or the issuance of one or more share certificates.

4.STOCK SUBJECT TO THE PLAN
4.1Number of Shares of Stock Available for Awards.
Subject to such additional shares of Stock as will be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment as provided in Section 18, the maximum number of shares of Stock available for issuance under the Plan shall be equal to (a) 10,000,000 shares of Stock, plus (b) the number of shares of Stock available for future awards under the Prior Plan as of the Amendment Date, plus (c) the number of shares of Stock related to awards outstanding under the Prior Plan as of the Amendment Date that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Stock. Shares of Stock issued or to be issued under the Plan may be authorized but unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.
4.2Adjustments in Authorized Shares of Stock.
The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of shares of Stock available for issuance pursuant to Section 4.1 shall be increased by the corresponding number of shares of Stock subject to any awards assumed, and in the case of a substitution, by the net increase in the number of shares of Stock subject to awards before and after substitution. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of shares of Stock available under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.
4.3Share Usage.
Shares of Stock covered by an Award shall be counted as used as of the Grant Date. Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment, shall be counted against the limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award. With respect to SARs, the number of shares of Stock subject to an award of SARs will be counted against the aggregate number of shares of Stock available for issuance under the Plan regardless of the number of shares of Stock actually issued to settle the SAR upon exercise. At a minimum, the target number of shares of Stock issuable under a Performance Award shall be counted against the aggregate number of shares of Stock available for issuance under the Plan as of the Grant Date, but such number shall be adjusted to equal the actual number of shares of Stock issued upon settlement of the Performance Award to the extent different from such target number of shares of Stock. If any shares of Stock covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any shares of Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares of Stock available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, or expiration, again be available for making Awards under the Plan in the same amount as such shares of Stock were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by (a) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, (b) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 19.3, (c) any shares of Stock purchased by the Company with proceeds from Option exercises, or (d) any shares of Stock subject to a SAR granted under the Plan that is settled in Shares that were not issued upon the net settlement or net exercise of such SAR.
5.AMENDMENT DATE, DURATION, AND AMENDMENTS
5.1Amendment Date.
The Plan, which amends and restates the Prior Plan, shall become effective as of the Amendment Date.
5.2Term.
The Plan shall terminate on the first to occur of (a) 11:59 pm ET on the day before the tenth anniversary of the Amendment Date and (b) the date determined in accordance with Section 5.3. No Awards may be granted after termination of the Plan, and upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.3Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided, that with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board, required by Applicable Laws, or required by the rules of any Stock Exchange on which the Stock is then listed. No amendment will be made to the no-repricing provisions of Section 3.5, the Option pricing provisions of Section 8.1, or the SAR pricing provisions of Section 9.1 without the approval of the Company’s stockholders.
6.AWARD ELIGIBILITY AND LIMITATIONS
6.1Service Providers and Other Persons.
Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.
6.2Limitation on Shares of Stock Subject to Awards and Cash Awards
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:
(a)the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan to any person eligible for an Award under Section 6.1 (other than a Non-Employee Director) is one million (1,000,000) in a calendar year;
(b)the maximum number of shares of Stock that may be granted under the Plan pursuant to Awards, other than pursuant to an Option or SAR, that are Stock-denominated and are either Stock- or cash-settled to any person eligible for an Award under Section 6.1 (other than a Non-Employee Director) is one million (1,000,000) in a calendar year;
(c)the maximum amount that may be paid as a cash-denominated Performance Award (whether or not cash-settled) for a Performance Period of twelve (12) months or less to any person eligible for an Award under Section 6.1 (other than a Non-Employee Director) shall be four million dollars ($4,000,000), and the maximum amount that may be paid as a cash-denominated Performance Award (whether or not cash-settled) for a Performance Period of greater than twelve (12) months to any person eligible for an Award under Section 6.1 (other than a Non-Employee Director) shall be seven million five hundred thousand dollars ($7,500,000);
(d)the maximum number of shares of Stock that may be granted under the Plan pursuant to Awards that are Stock-denominated and are either Stock- or cash-settled to any Non-Employee Director is one hundred thousand (100,000) in a calendar year; and
(e)the maximum amount that may be paid as a cash-denominated Award (whether or not cash-settled) to any Non-Employee Director is one million dollars ($1,000,000) in a calendar year.
The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.
6.3Stand-Alone, Additional, Tandem, and Substitute Awards.
Subject to Section 3.5, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.5, if an Award is granted in substitution or exchange for another Award or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.5, the Option Price of an Option or the SAR Exercise Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of one (1) share of Stock on the original Grant Date; provided, that, the Option Price or SAR Exercise Price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such Options shall be deemed to be Non-qualified Stock Options.
8.TERMS AND CONDITIONS OF OPTIONS
8.1Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2Vesting.
Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement; provided, that no Option shall be granted to persons who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
8.3Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.
8.4Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 18 which results in termination of the Option.
8.6Method of Exercise.
Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.8.
8.9Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10Family Transfers.
If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (a) a gift; (b) a transfer under a domestic relations order in settlement of marital property rights; or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions with respect to transfer of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (b) to the extent specifically provided in the related Award Agreement; and (c) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.
9.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1Right to Payment and SAR Exercise Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise over (b) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which, except in the case of Substitute Awards, shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one share of Stock on the Grant Date of such SAR; provided, further, that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both. No SAR shall be granted to persons who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.2Other Terms.
The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.
9.3Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.
9.5Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6Family Transfers.
If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a “not for value” transfer is a transfer which is (a) a gift; (b) a transfer under a domestic relations order in settlement of marital property rights; or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee of such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10.TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS
10.1Grant of Restricted Stock or Stock Units.
Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration (other than the par value of the shares of Stock which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to an Applicable Entity).
10.2Restrictions.
At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or

Stock Units may be subject to a different Restricted Period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as provided in Section 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.
10.3Registration; Restricted Stock Certificates.
Pursuant to Section 3.8, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.8 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for the Grantee’s benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to the Grantee; provided, however, that such share certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such shares of Restricted Stock under the Plan and the Award Agreement.
10.4Rights of Holders of Restricted Stock.
Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to the Restricted Stock.
10.5Rights of Holders of Stock Units.
10.1.1Voting and Dividend Rights.
Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash, dividend payments, or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the Grantee thereof shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit held in an amount equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments. An Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. The additional Stock Units resulting from such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless the performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company the additional Stock Units resulting from such cash payments.
10.1.2Creditor’s Rights.
A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, but prior to termination of the Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including, but not limited to, any right to vote such Restricted Stock or any right to receive dividends or other distributions with respect to such Restricted Stock or Stock Units.
10.7Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.
The Grantee of an Award of Restricted Stock or Stock Units shall be required, to the extent required by Applicable Laws, to purchase the Restricted Stock or shares of Stock subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (a) the aggregate par value of the shares of Stock represented by such Restricted Stock or vested Stock Units or (c) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or vested Stock Units. The Purchase Price shall be payable in a form provided in Section 12 or, in the discretion of the Committee, in consideration for past or future Services rendered to an Applicable Entity.
10.8Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.8, be issued, free of all such restrictions, to the Grantee thereof or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by the Stock Unit have been delivered in accordance with this Section 10.8.
11.TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS
11.1Unrestricted Stock Awards.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or such other higher Purchase Price determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan; provided, that no more than ten percent (10%) of the shares of Stock available for issuance pursuant to Section 4.1 may be granted in the form of Unrestricted Stock Awards. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to an Applicable Entity or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
11.2Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards to any person eligible for an Award under Section 6.1 in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of such Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement, or otherwise in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Awards, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.FORM OF PAYMENT FOR OPTIONS, RESTRICTED STOCK AND STOCK UNITS
12.1General Rule.
Payment of (a) the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or (b) the Purchase Price, if any, for Restricted Stock or Stock Units, in either case, shall be made in cash or in cash equivalents acceptable to the Company.
12.2Surrender of Shares of Stock.
To the extent the applicable Award Agreement so provides, payment of (a) the Option Price for shares of Stock purchased pursuant to the exercise of an Option or (b) the Purchase Price, if any, for Restricted Stock or Stock Units, in either case, may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price, if any, has been paid thereby, at their Fair Market Value on the date of tender or attestation, as applicable.
12.3Cashless Exercise.
To the extent permitted by Applicable Law and to the extent the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part (a) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of such Option Price and any withholding taxes described in Section 19.3, or (b) with the consent of the Company, by the Grantee electing to have the Company issue to the Grantee only that number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of the Option being exercised.
12.4Other Forms of Payment.
To the extent the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the Purchase Price, if any, for Restricted Stock or Stock Units, in either case, may be made in any other form that is consistent with Applicable Laws, including, without limitation, (a) Service by the Grantee thereof to an Applicable Entity and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or Purchase Price, if any, and the required tax withholding amount.
13.TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
13.1Dividend Equivalent Rights.
A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award; provided, that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2Termination of Service.
Unless the Committee provides otherwise in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.
14.TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL PERFORMANCE AWARDS
14.1Grant of Performance Awards and Annual Incentive Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to any person eligible for an Award under Section 6.1 in such amounts and upon such terms as the Committee shall determine.
14.2Value of Performance Awards and Annual Incentive Awards.
Each grant of a Performance Award and Annual Incentive Award shall have an actual or target number of shares of Stock or an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, will determine the value and/or number of shares of Stock subject to a Performance Award that will be paid out to the Grantee thereof.
14.3Earning of Performance Awards and Annual Incentive Awards.
Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance Awards or Annual Incentive Awards shall be entitled to receive a payout on the value and/or number of the Performance Awards or Annual Incentive Awards earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
14.4Form and Timing of Payment of Performance Awards and Annual Incentive Awards.
Payment of earned Performance Awards and Annual Incentive Awards shall be made in a manner as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided, that unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which the Performance Period ends. Any shares of Stock paid out under such Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance Awards and Annual Incentive Awards shall be set forth in the Award Agreement therefor.
14.5Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Performance Award or Annual Incentive Award, and the timing thereof, may be subject to the achievement of such Performance Measures as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles. Any Performance Measure(s) may be used to measure the performance of the Company, its Subsidiaries, and/or its Affiliates as a whole or any business unit of the Company, its Subsidiaries, and/or its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select the Performance Measure specified in Section 2.40(e) as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Performance Award or Annual Incentive Award based on the achievement of the Performance Measures to which the Award has been made subject. For the avoidance of doubt, nothing herein is intended to prevent the Committee from granting Awards subject to subjective performance conditions (including individual performance conditions); provided, that such Awards shall not be considered Performance Awards under the Plan.
14.6Evaluation of Performance.
The Committee may provide in any such Performance Award or Annual Incentive Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or nonrecurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) tax valuation allowance reversals; (i) impairment expense; and (j) environmental expense.
15.TERMS AND CONDITIONS OF LONG TERM INCENTIVE UNITS
15.1LTIP Units.
LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the “Operating Partnership”), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the “Operating Partnership Agreement”). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to any person eligible for an Award under Section 6.1 in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for Service to the Operating Partnership.
15.2Vesting.
Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.
16.PARACHUTE LIMITATIONS
If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with an Applicable Entity, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a)    to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and
(b)    if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
17.REQUIREMENTS OF LAW
17.1General.
No person eligible for an Award under the Plan will be permitted to acquire, or will have any right to acquire, shares of Stock thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company’s status as a REIT. The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, any other individual or entity exercising an Option or SAR, or any Applicable Entity of any provision of Applicable Laws, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration, or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued, or sold to the Grantee or any other individual or entity exercising an Option or SAR pursuant to such Award unless such offering, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other individual or entity exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any share of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
17.2Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
18.EFFECT OF CHANGES IN CAPITALIZATION
18.1Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Amendment Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Exercise Price, as applicable. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend declared and paid by the Company) without receipt of consideration by the Company, the Committee shall, in such manner as the Committee deems appropriate, adjust (a) the number and kind of shares of Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Exercise Price of outstanding SARs as required to reflect such distribution.
18.2Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.
Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Exercise Price so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
18.3Change in Control in which Awards are not Assumed.
Upon the occurrence of a Change in Control in which all or a portion of outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units, or Other Equity-Based Awards are not being assumed or continued, in each case, with the exception of any Performance Award:
(a) with respect to such Awards, all outstanding Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units, and Other Equity-Based Awards shall be deemed to have fully vested effective as of immediately prior to the occurrence of such Change in Control; and
(b) the Committee shall take the following action with respect to such Awards:
(i) except as provided in paragraph (ii), the Committee shall cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units (but only to the extent booked up) and/or Other Equity-Based Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Stock Units, Dividend Equivalent Rights (for shares of Stock subject thereto), LTIP Units (but only to the extent booked up) and Other Equity-Based Awards (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (IB) the Option Price or SAR Exercise Price applicable to such Award Stock; provided, that, in the case of any Option or SAR with an Option Price or SAR Exercise Price that equals or exceeds the price paid for a share of Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor; and
(ii) with respect to all or a portion of the Options and SARs to which this Section 18.3 applies, in lieu of the action described in paragraph (i) or as a precursor to such action, the Committee may provide that all such Options and SARs outstanding shall become immediately exercisable at least fifteen (15) days prior to the scheduled consummation of a Change in Control and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation. With respect to the Company’s establishment of an exercise window and the Options and SARs to which such exercise window applies, (A) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Committee may, in its sole discretion, cancel all such outstanding but unexercised Options and SARs without the payment of consideration therefor. The Committee shall send notice of an event that will result in such a termination to all individuals and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.
18.4Change in Control in which Awards are Assumed.
Upon the occurrence of a Change in Control in which certain outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, (unless otherwise determined by the Committee, in an Award Agreement, or other agreement with a Grantee), to the extent assumed or continued:
The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units and Other Equity-Based Awards theretofore granted under the Plan shall continue in the manner and under the same terms and conditions so provided under the Plan and the applicable Award Agreement in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units, and Other Equity-Based Awards for new cash-denominated Awards of equivalent economic value or common stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, profits interests, and other equity-based awards relating to the stock or other equity interest of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares or units and option and stock appreciation rights exercise prices.

18.5Performance Awards.
In the case of Performance Awards denominated in Stock, Stock Units, or LTIP Units, unless the applicable Award Agreement provides for assumption or continuation in a manner similar to Section 18.4, upon the occurrence of a Change in Control:
(a) with respect to the performance conditions of such Awards, (i) if equal to or less than half of the Performance Period has lapsed, the unearned portion of any such Awards will be deemed to have vested as to the number of shares of Stock, Stock Units, or LTIP Units equal to a pro-rata portion of the target number of shares of Stock, Stock Units, or LTIP Units (calculated based on the period elapsed from the Grant Date through the date of the Change in Control) or (ii) if more than half the Performance Period has lapsed, the unearned portion of any such Awards will vest based on actual achievement of the applicable performance conditions through the date of the Change in Control (as determined by the Committee in good faith); and
(b) either or both of the following two (2) actions shall be taken:
(i) the Committee may elect, in its sole discretion, to cancel such Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith) equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control; and/or
(ii) the Committee may elect, in its sole discretion, to convert such Awards into cash- or Stock-denominated Awards subject to service-based vesting for the uncompleted portion of the applicable Performance Period.
18.6Adjustments.
Adjustments under this Section 18 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards, other than Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights, LTIP Units, Other Equity-Based Awards and Performance Award (to the extent such Performance Awards are denominated in Stock, Stock Units, or LTIP Units), and such effect shall be set forth in the appropriate Award Agreement. This Section 18 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events involving the Company that do not constitute a Change in Control.
18.7No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.
19.GENERAL PROVISIONS
19.1Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of any Applicable Entity, or to interfere in any way with any contractual or other right or authority of the Applicable Entity either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Applicable Entity. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
19.2Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.
19.3Withholding Taxes.
Any Applicable Entity, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Applicable Entity, as the case may be, any amount that the Applicable Entity may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Applicable Entity, which may be withheld by the Applicable Entity, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligations, in whole or in part, (i) by causing the Applicable Entity to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Applicable Entity shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligations shall be determined by the Applicable Entity as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy such Grantee’s withholding obligations only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to such Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the maximum statutory amount required by the Applicable Entity to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares of Stock. Notwithstanding Section 2.21 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Applicable Entity, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable maximum withholding rate.
19.4Captions.
The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
19.5Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
19.6Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, etc., as the context requires.
19.7Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
19.8Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.9Code Section 409A.
It is intended that any Award under the Plan shall either be exempt from Code Section 409A or, to the extent subject thereto, shall by interpreted and administered to be in compliance therewith. Any Awards that are subject to Code Section 409A shall be interpreted in a manner that complies with Code Section 409A. Notwithstanding any provision of the Plan to the contrary, if a Grantee is a “specified employee” as defined under Code Section 409A and the Grantee’s Award is to be settled on account of the Grantee’s “separation from service” as defined under Code Section 409A (for reasons other than death) and such Award constitutes “nonqualified deferred compensation” as defined under Code Section 409A, then, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, any portion of the Grantee’s Award that would otherwise be settled during the six (6)-month period commencing on the Grantee’s separation from service shall be settled as soon as practicable following the conclusion of the six (6)-month period (or following the Grantee’s death, if earlier). Notwithstanding the foregoing, the Board shall have no obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and none of the Board, the Committee or the Company will have any liability to any Grantee for such tax or penalty.

To record the adoption of the Plan by the Board as of February 15, 2022, effective upon and subject to approval of the Plan by the Company’s stockholders on [___], 2022, the Company has caused its authorized officer to execute the Plan.

BRIGHTSPIRE CAPITAL, INC.

By:    ________________________
Name:
Title:

590 Madison Avenue, 33rd Floor
New York, New York 10022
www.brightspire.com

0

# BRIGHTSPIRE CAPITAL, INC.

**Proxy for Annual Meeting of Stockholders on May 5, 2022**

**Solicited on Behalf of the Board of Directors**

The undersigned hereby appoints David A. Palamé and Frank V. Saracino, with full power of substitution and power to act alone, as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of BrightSpire Capital, Inc., to be held May 5, 2022 at 11:00 A.M. EDT, virtually at https://web.lumiagm.com/219091430 (password: brightspire2022), and at any adjournments or postponements thereof, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting instructions are not provided and the signed card is returned, the proxies will vote in accordance with the Board of Directors recommendations listed on the reverse side.

**(Continued and to be signed on the reverse side)**

1.1 14475

## ANNUAL MEETING OF STOCKHOLDERS OF

# BRIGHTSPIRE CAPITAL, INC.

**May 5, 2022**

**IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2022.**
The Notice of Meeting, Proxy Statement and Proxy Card are available at
http://www.astproxyportal.com/ast/BRSP

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333333330000000 1 050522

**THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. To elect six directors from the nominees named in the proxy statement to serve one-year terms expiring at the 2023 annual meeting of stockholders. | | | |
| Catherine D. Rice | ☐ | ☐ | ☐ |
| Kim S. Diamond | ☐ | ☐ | ☐ |
| Catherine Long | ☐ | ☐ | ☐ |
| Vernon B. Schwartz | ☐ | ☐ | ☐ |
| John E. Westerfield | ☐ | ☐ | ☐ |
| Michael J. Mazzei | ☐ | ☐ | ☐ |
| 2. Approval of an advisory proposal regarding the compensation paid to BrightSpire Capital's named executive officers. | ☐ | ☐ | ☐ |
| 3. Ratification of the appointment of Ernst & Young LLP as independent public auditor for the fiscal year ending December 31, 2022. | ☐ | ☐ | ☐ |
| 4. Approval of the BrightSpire Capital, Inc. 2022 Equity Incentive Plan. | ☐ | ☐ | ☐ |

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.